UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790
                                   ---------

                FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                ----------------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30
                          ----

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER             TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   WANT TO RECEIVE
                                                   THIS DOCUMENT
                                                   FASTER VIA EMAIL?
         FRANKLIN CALIFORNIA
         TAX-FREE INCOME FUND                      Eligible shareholders can
                                                   sign up for eDelivery at
                                                   franklintempleton.com.
                                                   See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                   FRANKLIN TEMPLETON INVESTMENTS

                                   GAIN FROM OUR PERSPECTIVE(R)

                                   Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE              Each of our portfolio management groups
                                   operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                   FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                   TEMPLETON. Founded in 1940, Templeton
                                   pioneered international investing and, in
                                   1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                   MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION               Because our management groups work
                                   independently and adhere to different
                                   investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST          At Franklin Templeton Investments, we seek to
                                   consistently provide investors with
                                   exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

Franklin California Tax-Free Income Fund ..................................    7

Performance  Summary ......................................................   13

Your Fund's Expenses ......................................................   16

Financial Highlights and Statement of Investments .........................   18

Financial Statements ......................................................   50

Notes  to Financial  Statements ...........................................   54

Shareholder Information ...................................................   61

--------------------------------------------------------------------------------



SEMIANNUAL REPORT

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/05**

                       AAA ......................................  49.4%
                       AA .......................................   4.6%
    [PIE CHART]        A ........................................  15.7%
                       BBB ......................................  19.0%
                       Below Investment Grade ...................   6.7%
                       Not Rated by S&P .........................   4.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   FITCH   INTERNAL
AAA or Aaa                   1.1%    0.1%       0.5%
AA or Aa                     0.1%     --         --
A                            0.2%     --        0.2%
BBB or Baa                   0.8%    0.1%       1.1%
Below Investment Grade        --      --        0.4%
----------------------------------------------------
Total                        2.2%    0.2%       2.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Tax-Free Income Fund's semiannual report for the period ended September 30, 2005.

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields fell, bond prices rose for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $7.27 on March 31, 2005, to $7.34 on September 30, 2005. The Fund's Class A shares paid dividends totaling 16.77 cents per share for the same period.2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.33%, based on an annualization of September's 2.77 cent per share dividend and the maximum offering price of $7.67 on September 30, 2005. An investor in the 2005 maximum combined federal and California income tax bracket of 41.05% would need to earn a distribution rate of 7.34% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

California's large and diverse economy showed healthy signs of sustained growth. A wide variety of industries including professional services, education, health services, trade and manufacturing powered the state's economy. Southern California's economy gained momentum, helped by a new defense buildup. Some signs indicated a high-technology turnaround, which could benefit northern California. The state's employment picture improved, recording job gains every month during the reporting period. As of September 2005, the unemployment rate was 5.1%, the same as the national rate.(3)

(2) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.


8 | Semiannual Report

DIVIDEND DISTRIBUTIONS(2)
4/01/05-9/30/05

--------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
                     -----------------------------------------------------------
MONTH                  CLASS A         CLASS B        CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
April                 2.80 cents      2.46 cents     2.45 cents      2.85 cents
--------------------------------------------------------------------------------
May                   2.80 cents      2.46 cents     2.45 cents      2.85 cents
--------------------------------------------------------------------------------
June                  2.80 cents      2.46 cents     2.45 cents      2.85 cents
--------------------------------------------------------------------------------
July                  2.80 cents      2.46 cents     2.45 cents      2.86 cents
--------------------------------------------------------------------------------
August                2.80 cents      2.46 cents     2.45 cents      2.85 cents
--------------------------------------------------------------------------------
September             2.77 cents      2.42 cents     2.42 cents      2.83 cents
--------------------------------------------------------------------------------
TOTAL                16.77 CENTS     14.72 CENTS    14.67 CENTS     17.09 CENTS
--------------------------------------------------------------------------------

Despite economic improvement and healthy tax revenue increases, California continued to face major structural deficit problems in fiscal year 2005. Deficit financing bonds eased immediate liquidity pressures, but difficult taxation or cost-cut decisions will likely be necessary in the long run to reconcile the large mismatch between ongoing revenues and expenditures. The fiscal year 2005 budget was balanced with the help of a $3.8 billion amnesty tax windfall, of which an estimated 90% is likely to be refunded through fiscal year 2007, from corporations and other taxpayers prepaying contested taxes to avoid substantial penalties.(4) The state's progressive income tax structure has contributed to often volatile revenues, but it has the potential for strong revenue performance if personal income picks up following positive trends in capital gains and stock option taxes. A November special election has been called to consider several state finance-related voter initiatives that would grant the governor special budget-cutting powers and could reduce large projected deficits.

Based on the state's elimination of near-term liquidity pressures with bond issuance and the amnesty tax windfall, independent credit rating agency Standard & Poor's assigned California's general obligation bonds an A rating with a stable outlook.(5) Overall debt levels went up but are expected to stay manageable. The state's financial picture remained uncertain with continuing fiscal structural issues.

(4)   Source: Standard & Poor's, "State Review: California," RATINGSDIRECT,
      9/12/05.

(5)   This does not indicate Standard & Poor's rating of the Fund.


                                                           Semiannual Report | 9

MUNICIPAL BOND MARKET OVERVIEW

For the six-month period ended September 30, 2005, the fixed income markets continued to deliver positive performance despite record high oil prices, fears of inflation, concerns about the dollar, mixed economic releases, and the aftermath of Hurricanes Katrina and Rita. The U.S. Treasury market continued to experience strong support from foreign buyers seeking relatively higher yields. Municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds, as the Lehman Brothers Municipal Bond Index returned +2.80% for the period, while the Lehman Brothers U.S. Treasury Index returned +2.47%.(6)

During the reporting period, short-term interest rates steadily increased while long-term interest rates experienced some volatility. The Federal Reserve Board remained on track and raised the federal funds target rate from 2.75% to 3.75% in four successive moves during the period under review. The Treasury yield curve, which illustrates rates for Treasuries with short to long maturities, flattened somewhat as short-term rates went up and longer-maturity Treasury rates declined. Over the six-month period, the 10-year Treasury bond yield decreased 16 basis points (100 basis points equal one percentage point), while the 30-year Treasury bond yield decreased 21 basis points. The 10-year Treasury yielded 4.34% and the 30-year Treasury yielded 4.57% on September 30, 2005. According to Municipal Market Data, 10-year municipal bond yields decreased 11 basis points while 30-year yields decreased 14 basis points.(7) Consequently, long-maturity municipal bonds continued to outperform intermediates.

(6) Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series
      (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(7)   Source: Thomson Financial.


10 | Semiannual Report

Motivated by the relatively low interest environment, municipalities sought to refinance existing debt or borrow for capital improvement, which resulted in rising issuance during the reporting period. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two years, municipalities have issued more bonds to lock in lower rates. Municipalities issued $310 billion in new debt year-to-date in 2005.(8) Demand for municipal bonds remained strong as investors found municipal bonds offered attractive taxable equivalent yields. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals and property and casualty companies, as well as crossover buyers. Crossover buyers typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consistent with our strategy, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
9/30/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Transportation                                                             20.9%
--------------------------------------------------------------------------------
Prerefunded                                                                20.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     13.4%
--------------------------------------------------------------------------------
General Obligation                                                         12.7%
--------------------------------------------------------------------------------
Utilities                                                                  10.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               6.0%
--------------------------------------------------------------------------------
Other Revenue                                                               4.4%
--------------------------------------------------------------------------------
Higher Education                                                            3.1%
--------------------------------------------------------------------------------
Housing                                                                     1.8%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

(8)   Source: THE BOND BUYER.


                                                          Semiannual Report | 11

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

PERFORMANCE SUMMARY AS OF 9/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKTFX)                        CHANGE      9/30/05      3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.07        $7.34        $7.27
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1677
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0024
--------------------------------------------------------------------------------
   TOTAL                            $0.1701
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FCABX)                        CHANGE      9/30/05      3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.07        $7.33        $7.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1472
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0024
--------------------------------------------------------------------------------
   TOTAL                            $0.1496
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRCTX)                        CHANGE      9/30/05      3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.07        $7.33        $7.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1467
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0024
--------------------------------------------------------------------------------
   TOTAL                            $0.1491
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FCAVX)                  CHANGE      9/30/05      3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.07        $7.33        $7.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.1709
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0024
--------------------------------------------------------------------------------
   TOTAL                            $0.1733
--------------------------------------------------------------------------------


                                                          Semiannual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH           1-YEAR    5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +3.32%           +6.40%   +34.47%         +75.92%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              -1.03%           +1.89%    +5.19%          +5.35%
----------------------------------------------------------------------------------------------------
   Distribution Rate(3)                              4.33%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)           7.34%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                      3.62%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                       6.14%
----------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH           1-YEAR    5-YEAR    INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +3.04%           +5.82%   +30.59%         +34.26%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              -0.96%           +1.82%    +5.16%          +4.46%
----------------------------------------------------------------------------------------------------
   Distribution Rate(3)                              3.96%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)           6.72%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                      3.21%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                       5.44%
----------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH           1-YEAR    5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +3.03%           +5.81%   +30.78%         +66.13%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              +2.03%           +4.81%    +5.51%          +5.21%
----------------------------------------------------------------------------------------------------
   Distribution Rate(3)                              3.96%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)           6.72%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                      3.21%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                       5.44%
----------------------------------------------------------------------------------------------------
ADVISOR CLASS(6)                           6-MONTH           1-YEAR    5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  +3.37%           +6.51%   +34.76%         +76.30%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)              +3.37%           +6.51%    +6.15%          +5.83%
----------------------------------------------------------------------------------------------------
   Distribution Rate(3)                              4.63%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)           7.85%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                      3.87%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                       6.56%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 9/30/05.

(4) Taxable equivalent distribution rate and yield assume the published rates as of 6/3/05 for the maximum combined federal and California personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/05.

(6) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.54% and +5.22%.


                                                          Semiannual Report | 15

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    1. Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 3/31/05     VALUE 9/30/05    PERIOD* 3/31/05-9/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,033.20               $2.91
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,022.21               $2.89
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,030.40               $5.80
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,019.35               $5.77
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,030.30               $5.80
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,019.35               $5.77
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,033.70               $2.50
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,022.61               $2.48
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.57%; B: 1.14%; C: 1.14%; and Advisor: 0.49%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                          Semiannual Report | 17

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                           SEPTEMBER 30, 2005                           YEAR ENDED MARCH 31,
CLASS A                                       (UNAUDITED)            2005           2004         2003         2002         2001
                                           ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....      $       7.27      $      7.32    $      7.24  $      7.07  $      7.24  $      6.88
                                           ----------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) .............              0.17             0.34           0.35         0.35         0.37         0.37

   Net realized and unrealized
      gains (losses) ....................              0.07            (0.04)          0.07         0.21        (0.16)        0.36
                                           ----------------------------------------------------------------------------------------
Total from investment operations ........              0.24             0.30           0.42         0.56         0.21         0.73
                                           ----------------------------------------------------------------------------------------
Less distributions from:

   Net investment income ................             (0.17)           (0.34)         (0.34)       (0.36)       (0.37)       (0.37)

   Net realized gains ...................                --(c)         (0.01)            --        (0.03)       (0.01)          --
                                           ----------------------------------------------------------------------------------------
Total distributions .....................             (0.17)           (0.35)         (0.34)       (0.39)       (0.38)       (0.37)
                                           ----------------------------------------------------------------------------------------
Redemption fees .........................                --(c)            --(c)          --           --           --           --
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ..........      $       7.34      $      7.27    $      7.32  $      7.24  $      7.07  $      7.24
                                           ========================================================================================

Total return(b) .........................              3.32%            4.16%          6.04%        8.05%        2.87%       10.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......      $ 12,519,799      $12,270,603    $12,784,815  $13,376,339  $13,016,197  $13,279,037

Ratio to average net assets:

   Expenses .............................              0.57%(d)         0.57%          0.58%        0.57%        0.57%        0.57%

   Net investment income ................              4.54%(d)         4.76%          4.80%        4.90%        5.08%        5.31%

Portfolio turnover rate .................              5.12%            8.46%         11.57%       11.92%       13.23%        5.83%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                            ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                            SEPTEMBER 30, 2005                        YEAR ENDED MARCH 31,
CLASS B                                        (UNAUDITED)        2005         2004        2003        2002       2001
                                            ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period .....        $   7.26     $    7.31    $    7.23   $    7.07   $    7.24   $    6.87
                                            ------------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) ...............            0.15          0.30         0.30        0.31        0.33        0.33

  Net realized and unrealized gains
   (losses) ..............................            0.07         (0.04)        0.08        0.20       (0.16)       0.37
                                            ------------------------------------------------------------------------------
Total from investment operations .........            0.22          0.26         0.38        0.51        0.17        0.70
                                            ------------------------------------------------------------------------------
Less distributions from:

  Net investment income ..................           (0.15)        (0.30)       (0.30)      (0.32)      (0.33)      (0.33)

  Net realized gains .....................              --(c)      (0.01)          --       (0.03)      (0.01)         --
                                            ------------------------------------------------------------------------------
Total distributions ......................           (0.15)        (0.31)       (0.30)      (0.35)      (0.34)      (0.33)
                                            ------------------------------------------------------------------------------
Redemption fees ..........................              --(c)         --(c)        --          --          --          --
                                            ------------------------------------------------------------------------------
Net asset value, end of period ...........        $   7.33     $    7.26    $    7.31   $    7.23   $    7.07   $    7.24
                                            ==============================================================================

Total return(b) ..........................            3.04%         3.57%        5.44%       7.46%       2.15%      10.51%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........        $348,634     $ 358,856    $ 394,728   $ 402,085   $ 309,196   $ 193,428

Ratio to average net assets:

  Expenses ...............................            1.14%(d)      1.14%        1.15%       1.14%       1.14%       1.14%

  Net investment income ..................            3.97%(d)      4.19%        4.23%       4.33%       4.51%       4.73%

Portfolio turnover rate ..................            5.12%         8.46%       11.57%      11.92%      13.23%       5.83%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 19

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                            ------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                            SEPTEMBER 30, 2005               YEAR ENDED MARCH 31,
CLASS C                                         (UNAUDITED)       2005        2004         2003        2002        2001
                                            ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period .....     $      7.26     $   7.31    $     7.23    $   7.06    $   7.23    $   6.87
                                            ------------------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) ...............            0.15         0.30          0.30        0.31        0.33        0.33

  Net realized and unrealized gains
   (losses) ..............................            0.07        (0.04)         0.08        0.21       (0.16)       0.36
                                            ------------------------------------------------------------------------------
Total from investment operations .........            0.22         0.26          0.38        0.52        0.17        0.69
                                            ------------------------------------------------------------------------------
Less distributions from:

  Net investment income ..................           (0.15)       (0.30)        (0.30)      (0.32)      (0.33)      (0.33)

  Net realized gains .....................              --(c)     (0.01)           --       (0.03)      (0.01)         --
                                            ------------------------------------------------------------------------------
Total distributions ......................           (0.15)       (0.31)        (0.30)      (0.35)      (0.34)      (0.33)
                                            ------------------------------------------------------------------------------
Redemption fees ..........................              --(c)        --(c)         --          --          --          --
                                            ------------------------------------------------------------------------------
Net asset value, end of period ...........            7.33     $   7.26    $     7.31    $   7.23    $   7.06    $   7.23
                                            ==============================================================================

Total return(b) ..........................            3.03%        3.57%         5.46%       7.46%       2.29%      10.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........     $   524,977     $494,254    $  523,545    $538,460    $464,108    $393,652

Ratio to average net assets:

  Expenses ...............................            1.14%(d)     1.14%         1.15%       1.13%       1.14%       1.14%

  Net investment income ..................            3.97%(d)     4.19%         4.23%       4.34%       4.52%       4.74%

Portfolio turnover rate ..................            5.12%        8.46%        11.57%      11.92%      13.23%       5.83%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                            ----------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                            SEPTEMBER 30, 2005                YEAR ENDED MARCH 31,
ADVISOR CLASS                                  (UNAUDITED)           2005         2004       2003        2002(e)
                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period .....       $  7.26           $   7.31     $   7.23    $   7.07    $   7.29
                                            ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) ...............          0.17               0.35         0.35        0.36        0.19

  Net realized and unrealized gains
   (losses) ..............................          0.07              (0.05)        0.08        0.19       (0.24)
                                            ----------------------------------------------------------------------
Total from investment operations .........          0.24               0.30         0.43        0.55       (0.05)
                                            ----------------------------------------------------------------------
Less distributions from:

  Net investment income ..................         (0.17)             (0.34)       (0.35)      (0.36)      (0.16)

  Net realized gains .....................            --(c)           (0.01)          --       (0.03)      (0.01)
                                            ----------------------------------------------------------------------
Total distributions ......................         (0.17)             (0.35)       (0.35)      (0.39)      (0.17)
                                            ----------------------------------------------------------------------
Redemption fees ..........................            --(c)              --(c)        --          --          --
                                            ----------------------------------------------------------------------
Net asset value, end of period ...........       $  7.33              $7.26     $   7.31    $   7.23    $   7.07
                                            ======================================================================

Total return(b) ..........................          3.37%              4.26%        6.13%       8.00%      (0.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........       $51,218           $ 42,389     $ 14,096    $ 10,217    $  2,134

Ratio to average net assets:

  Expenses ...............................          0.49%(d)           0.49%        0.50%       0.49%       0.49%(d)

  Net investment income ..................          4.62%(d)           4.84%        4.88%       4.98%       5.25%(d)

Portfolio turnover rate ..................          5.12%              8.46%       11.57%      11.92%      13.23%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period October 1, 2001 (effective date) to March 31, 2002.


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.1%
    BONDS 83.2%
    CALIFORNIA 75.9%
    ABAG Finance Authority for Nonprofit Corps. COP,
      6.125%, 3/01/21 ...........................................................................     $  4,245,000   $     4,387,377
      Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22 ..........          810,000           812,422
      Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 .....................................        6,000,000         6,212,700
      Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 .....................................       20,625,000        21,156,300
      Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 .....................        5,000,000         5,254,550
      Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ..........................        5,000,000         5,311,500
      Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .............................        5,525,000         5,817,162
      Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 ....................        5,000,000         5,147,850
    ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments,
     Series A, 5.45%, 4/01/39 ...................................................................        5,500,000         5,535,475
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Association,
      Series A, 6.125%, 8/15/20 .................................................................       23,525,000        25,735,174
      Series C, 5.375%, 3/01/21 .................................................................        5,000,000         5,231,900
    ABAG Revenue,
      Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.125%, 9/01/21 .............        4,760,000         4,831,210
      Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.20%, 9/01/27 ..............        4,140,000         4,202,141
      Tax Allocation, RDA Pool, Series A4, FSA Insured, 5.875%, 12/15/25 ........................        1,470,000         1,493,373
      Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ........................        3,670,000         3,869,942
    ABAG Water and Wastewater Revenue, Pooled Financing Program,
     Series A, FSA Insured, 5.30%, 10/01/21 .....................................................        5,450,000         5,880,986
    Alameda Corridor Transportation Authority Revenue, senior lien,
     Series A, MBIA Insured, 5.00%, 10/01/29 ....................................................       24,490,000        25,300,619
    Alameda County COP, Alameda County Medical Center Project, MBIA Insured,
      5.00%, 6/01/23 ............................................................................       19,195,000        19,998,887
      5.30%, 6/01/26 ............................................................................        7,000,000         7,021,210
      5.00%, 6/01/28 ............................................................................        8,925,000         9,179,809
    Alvord USD, GO, Series A, FGIC Insured, 5.375%, 8/01/27 .....................................        6,100,000         6,257,136
    Anaheim PFA, Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00%,
      9/01/27 ...................................................................................        8,900,000         9,170,382
      3/01/37 ...................................................................................      100,000,000       102,555,000
    Anaheim PFAR, Distribution System, second lien, MBIA Insured, 5.00%,
      10/01/29 ..................................................................................        4,325,000         4,525,723
      10/01/34 ..................................................................................        5,500,000         5,742,770
    Anaheim UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/25 .....................................        3,900,000         4,271,943
    Antioch Area Public Facilities Financing Agency Special Tax, CFD No. 1989-1,
     MBIA Insured, 5.50%, 8/01/22 ...............................................................        4,870,000         5,166,486
    Antioch PFA, Reassessment Revenue, sub. lien,
      Refunding, Series B, 5.50%, 9/02/08 .......................................................        1,140,000         1,173,516
      Refunding, Sub Series B, 5.60%, 9/02/09 ...................................................        1,205,000         1,246,428
      Series B, 5.30%, 9/02/06 ..................................................................        2,050,000         2,076,384
    Arcadia Hospital Revenue, Methodist Hospital of Southern California,
      6.50%, 11/15/12 ...........................................................................        2,100,000         2,109,450
      6.625%, 11/15/22 ..........................................................................        3,750,000         3,767,400
    Baldwin Park PFAR, Tax Allocation, Series A, 7.75%, 8/01/19 .................................        5,120,000         5,198,438


22 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Belmont Redwood Shores School District, Series A, 5.50%, 9/01/22 ............................     $  6,500,000   $     6,944,015
    Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ...........................        8,590,000         9,010,910
    Bonita USD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/27 ....................        5,100,000         5,363,313
    Brentwood 1915 Act, Infrastructure Financing, Reassessment,
     Series A, FSA Insured, 5.80%, 9/02/17 ......................................................        5,110,000         5,400,759
    Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 .........................          430,000           431,634
    Calexico USD, GO, Refunding, MBIA Insured, 5.25%, 8/01/33 ...................................        4,285,000         4,597,248
    California Counties Lease Financing Authority COP, CSAC Financing Corp.,
    Amador County Project, ETM, 7.70%, 10/01/09 .................................................        1,630,000         1,767,702
    California County Tobacco Securitization Agency Revenue, Asset-Backed,
      Alameda County, 5.875%, 6/01/35 ...........................................................        7,500,000         7,967,325
      Gold Country Funding Corp., 6.00%, 6/01/38 ................................................       10,000,000        10,664,300
      Golden Gate Corp., Series A, 6.00%, 6/01/43 ...............................................       10,000,000        10,646,700
      Kern County Corp., Series A, 6.125%, 6/01/43 ..............................................       28,135,000        30,152,561
      Kern County Corp., Series B, 6.25%, 6/01/37 ...............................................       19,460,000        21,084,521
      Merced Funding Corp., Series A, 5.875%, 6/01/43 ...........................................       10,235,000        10,824,945
      Sonoma County Corp., Series A, 5.875%, 6/01/43 ............................................       30,000,000        31,729,200
      Stanislaus Fund, Series A, 5.875%, 6/01/43 ................................................        8,690,000         9,190,892
    California Educational Facilities Authority Revenue,
      Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 .......................       10,000,000        10,371,700
      Occidental College, Series A, MBIA Insured, 5.00%, 10/01/36 ...............................        7,275,000         7,624,709
      Pooled College and University, Series B, 6.75%, 6/01/30 ...................................       11,495,000        12,597,141
      Stanford University, Refunding, Series O, 5.125%, 1/01/31 .................................       21,250,000        22,131,450
      Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ..............................        1,495,000         1,560,541
    California Health Facilities Financing Authority Revenue,
      California Autism Foundation Inc., Series A, CHFCLP Insured, 6.25%, 11/01/20 ..............        3,560,000         3,639,388
      Casa Colina, 6.125%, 4/01/32 ..............................................................       10,300,000        11,047,265
      Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 .............................       28,095,000        28,838,956
      Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 ...............       12,500,000        13,301,625
      Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ...............        7,300,000         7,593,022
      Catholic Healthcare West, Series A, 5.00%, 7/01/28 ........................................      140,630,000       141,680,506
      Catholic Healthcare West, Series A, MBIA Insured, 5.00%, 7/01/17 ..........................        3,520,000         3,675,021
      Catholic Healthcare West, Series A, MBIA Insured, 5.125%, 7/01/24 .........................        8,375,000         8,693,166
      Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/17 ............        1,480,000         1,562,510
      Catholic Healthcare West, Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/24 ...........        3,125,000         3,305,781
      Catholic Healthcare West, Series A, Prerefunded, 5.00%, 7/01/18 ...........................       11,905,000        12,651,920
      Catholic Heathcare West, Series G, 5.25%, 7/01/23 .........................................        3,000,000         3,141,000
      Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 ......................        8,355,000         8,758,212
      Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 .......................       52,500,000        54,910,275
      County Program, Series B, 7.20%, 1/01/12 ..................................................        2,000,000         2,011,580
      El Proyecto, Series A, CHFCLP Insured, 5.50%, 12/01/22 ....................................        3,350,000         3,489,025
      Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/18 ...............................        5,000,000         5,265,500
      Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/28 ...............................       25,390,000        26,116,154
      Familiesfirst, Series A, California Mortgage Insured, 6.00%, 12/01/25 .....................       11,365,000        12,296,021


                                                          Semiannual Report | 23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California Health Facilities Financing Authority Revenue, (cont.)
      Feedback Foundation Inc., Series A, CHFCLP Insured, 6.50%, 12/01/22 .......................     $  2,390,000   $     2,405,057
      Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 .................................       71,050,000        70,306,106
      Insured Health Facility Help Group, Series A, California Mortgage Insured, 6.10%,
         8/01/25 ................................................................................       12,905,000        13,916,236
      Insured Health Facility-Valleycare, Series A, California Mortgage Insured, 5.25%,
         5/01/22 ................................................................................        5,000,000         5,266,350
      Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ..........................................       46,000,000        47,439,800
      Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/20 ..................................       32,295,000        34,109,333
      Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/24 ..................................      136,775,000       143,388,071
      Kaiser Permanente, Series B, 5.40%, 5/01/28 ...............................................       80,000,000        82,504,000
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .........................................        7,515,000         8,036,917
      Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .........................................       38,260,000        40,342,874
      Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .........................................       38,020,000        39,978,790
      Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%, 8/15/26 ...................        6,000,000         6,269,220
      Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 .................        5,500,000         5,678,310
      Northern California Presbyterian, 5.40%, 7/01/28 ..........................................        6,340,000         6,424,702
      Paradise Valley Estates, 5.125%, 1/01/22 ..................................................        6,610,000         6,962,511
      Paradise Valley Estates, 5.25%, 1/01/26 ...................................................        5,000,000         5,241,750
      Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 ................        8,500,000         9,030,315
      Scripps Memorial Hospital, Series A, MBIA Insured, Pre-Refunded, 6.375%, 10/01/22 .........        9,725,000         9,725,000
      Small Facilities Loan, Health Facilities, Refunding, Series B, California Mortgage Insured,
         7.50%, 4/01/22 .........................................................................        4,155,000         4,281,644
      Small Facilities Loan, Health Facilities, Series A, CHFCLP Insured, 6.75%, 3/01/20 ........          655,000           657,771
      Small Facilities Program, Refunding, Series A, FGIC Insured, 5.00%, 4/01/25 ...............       10,915,000        11,461,732
      Southern California, Series A, CHFCLP Insured, 5.50%, 12/01/22 ............................        3,070,000         3,197,405
      St. Francis Medical Center, Refunding, Series H, AMBAC Insured, 6.35%, 10/01/23 ...........        7,000,000         7,170,380
      Sutter Health Project, Series A, MBIA Insured, 5.35%, 8/15/28 .............................        6,650,000         7,040,355
      Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .........................        5,750,000         6,004,898
      Sutter Health, Series A, FSA Insured, 5.25%, 8/15/27 ......................................        5,300,000         5,512,000
      Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ......................................       61,000,000        62,592,100
      Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 ....................................       10,600,000        11,104,984
      The Episcopal Home, 5.30%, 2/01/32 ........................................................       28,150,000        29,375,369
      The Help Group, California Mortgage Insured, 5.40%, 8/01/22 ...............................        7,420,000         7,737,131
      UCSF-Stanford Health Care, Refunding, Series A, FSA Insured, 5.00%, 11/15/31 ..............        5,750,000         5,917,843
      UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/31 ...........................       26,920,000        27,705,795
      UCSF-Stanford Health Care, Refunding, Series B, AMBAC Insured, 5.00%, 11/15/28 ............       25,000,000        25,752,000
      Valleycare Hospital Corp., Refunding, 5.50%, 5/01/20 ......................................       11,640,000        12,141,917
    California HFA, SFM Purchase, Refunding, Series A-2, FHA Insured, 6.45%, 8/01/25 ............          455,000           458,972
    California HFAR,
      MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ..........................................        5,000,000         5,119,150
      MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 ..........................................       12,055,000        12,361,438
      Series B-1, Class 1, AMBAC Insured, 5.65%, 8/01/28 ........................................        2,685,000         2,732,686
      SFM, Series C-2, Class 1, FHA Insured, 5.65%, 2/01/25 .....................................          315,000           316,950
    California Infrastructure and Economic Development Bank Revenue,
      Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 ................        5,000,000         5,224,650
      Bay Area Toll Bridges, first lien, Series A, FGIC Insured, 5.00%, 7/01/29 .................       50,985,000        53,412,396
      Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 ................................       10,000,000        10,591,700


24 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California Infrastructure and Economic Development Bank Revenue, (cont.)
      Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 ...............................     $ 34,000,000   $    36,122,280
    California PCFA, PCR,
      Pacific Gas and Electric, Mandatory Put 6/01/07, Refunding, Series B, FGIC Insured,
      3.50%, 12/01/23 ...........................................................................        5,000,000         5,016,650
      San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ..................................       32,535,000        32,707,435
    California Pollution Control Financing Authority Pollution Control Revenue,
     Pacific Gas and Electric, Refunding, Series A, MBIA Insured, 7.70%, 12/01/16 ...............       31,500,000        34,083,945
    California Resources Efficiency Financing Authority COP, Capital Improvement Program,
      Refunding, AMBAC Insured,
      5.625%, 4/01/22 ...........................................................................       10,365,000        10,953,421
      5.75%, 4/01/27 ............................................................................        7,885,000         8,344,538
    California State Department of Veteran Affairs Home Purchase Revenue,
      Refunding, Series A, 5.40%, 12/01/28 ......................................................        9,580,000         9,818,925
      Refunding, Series B, 5.50%, 12/01/18 ......................................................        2,500,000         2,578,350
      Series A, 5.20%, 12/01/27 .................................................................       31,000,000        31,026,350
      Series B, 5.20%, 12/01/28 .................................................................        5,975,000         5,980,079
    California State Department of Water Resources Central Valley Project Revenue, Water System,
      Refunding, Series S, 5.00%, 12/01/29 ......................................................       24,595,000        25,228,075
      Refunding, Series U, 5.00%, 12/01/29 ......................................................       12,000,000        12,283,800
      Refunding, Series Y, FGIC Insured, 5.00%, 12/01/25 ........................................       20,000,000        21,037,200
      Series Q, MBIA Insured, 5.375%, 12/01/27 ..................................................       20,055,000        20,886,480
      Series Q, MBIA Insured, Pre-Refunded, 5.375%, 12/01/27 ....................................       37,945,000        39,624,825
    California State Department of Water Resources Central Valley Project Water System Revenue,
     Series O, 5.00%, 12/01/22 ..................................................................        5,500,000         5,574,855
    California State Department of Water Resources Power Supply Revenue, Series A,
      5.25%, 5/01/20 ............................................................................       50,000,000        53,995,000
      5.375%, 5/01/21 ...........................................................................       22,000,000        23,862,080
      5.375%, 5/01/22 ...........................................................................       34,020,000        36,838,217
    California State GO,
      5.00%, 2/01/22 ............................................................................        7,000,000         7,334,390
      5.25%, 9/01/23 ............................................................................       21,000,000        22,311,660
      5.25%, 10/01/23 ...........................................................................        9,250,000         9,837,005
      6.00%, 5/01/24 ............................................................................        2,565,000         2,596,447
      5.125%, 4/01/25 ...........................................................................        5,000,000         5,254,450
      5.00%, 2/01/27 ............................................................................       46,000,000        47,660,140
      AMBAC Insured, 5.90%, 3/01/25 .............................................................          210,000           213,566
      FGIC Insured, 6.00%, 8/01/19 ..............................................................          905,000           923,046
      FGIC Insured, 5.625%, 10/01/26 ............................................................        8,645,000         8,958,727
      FGIC Insured, Pre-Refunded, 5.625%, 10/01/26 ..............................................       32,855,000        34,093,305
      FSA Insured, 5.50%, 4/01/19 ...............................................................          570,000           577,336
      FSA Insured, 5.50%, 3/01/20 ...............................................................          850,000           858,874
      FSA Insured, Pre-Refunded, 5.50%, 9/01/29 .................................................       30,000,000        32,952,600
      MBIA Insured, 5.00%, 10/01/23 .............................................................        5,000,000         5,190,500
      MBIA Insured, 6.00%, 8/01/24 ..............................................................          990,000         1,009,741
      Refunding, 5.625%, 9/01/24 ................................................................       10,650,000        10,972,162
      Refunding, 5.00%, 2/01/29 .................................................................       13,000,000        13,447,330
      Refunding, 5.25%, 2/01/29 .................................................................       54,000,000        57,250,140


                                                          Semiannual Report | 25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California State GO, (cont.)
      Refunding, 5.25%, 2/01/30 .................................................................     $ 30,000,000   $    31,680,300
      Refunding, 5.25%, 4/01/32 .................................................................       10,000,000        10,561,900
      Refunding, AMBAC Insured, 5.00%, 4/01/23 ..................................................        6,250,000         6,535,000
      Refunding, MBIA Insured, 5.00%, 10/01/32 ..................................................        5,000,000         5,194,050
      Series BR, 5.30%, 12/01/29 ................................................................       13,000,000        13,004,810
      Various Purpose, 5.125%, 4/01/24 ..........................................................       10,000,000        10,537,900
      Various Purpose, 5.20%, 4/01/26 ...........................................................       17,000,000        17,991,610
      Various Purpose, 5.25%, 12/01/26 ..........................................................       12,915,000        13,726,062
      Various Purpose, 5.25%, 4/01/27 ...........................................................        5,000,000         5,301,950
      Various Purpose, 5.25%, 4/01/29 ...........................................................        5,580,000         5,904,812
      Various Purpose, 5.00%, 6/01/31 ...........................................................       55,465,000        57,658,086
      Various Purpose, 5.25%, 4/01/34 ...........................................................       20,000,000        21,193,400
      Various Purpose, 5.00%, 8/01/35 ...........................................................       71,545,000        74,268,718
      Various Purpose, AMBAC Insured, 5.00%, 4/01/31 ............................................       30,000,000        31,285,200
      Veterans Bonds, Series BH, 5.60%, 12/01/32 ................................................       50,060,000        50,132,086
      Veterans Bonds, Series BH, FSA Insured, 5.50%, 12/01/24 ...................................       16,440,000        16,471,565
    California State Local Government Finance Authority Revenue, Marin Valley, Series A,
     FSA Insured, 5.85%, 10/01/27 ...............................................................        6,735,000         7,224,432
    California State Public Works Board Lease Revenue,
      California Science Center, Series A, 5.25%, 10/01/22 ......................................        8,645,000         9,041,633
      Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.25%,
        1/01/21 .................................................................................       17,405,000        17,497,072
      Department of Corrections, Series C, 5.00%, 6/01/24 .......................................       12,225,000        12,713,878
      Department of Corrections, Series C, 5.00%, 6/01/25 .......................................        4,810,000         4,989,028
      Department of Corrections, Series C, 5.25%, 6/01/28 .......................................       25,475,000        26,926,056
      Department of Justice Building, Series A, FSA Insured, 5.625%, 5/01/20 ....................        5,000,000         5,061,400
      Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 ...........................       12,000,000        12,373,440
      Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 ..........................       56,500,000        58,717,625
      Trustees California State University, Refunding, Series A, 5.00%, 10/01/19 ................        7,500,000         7,799,550
      University of California, Various Projects, Refunding, Series A, 5.50%, 6/01/21 ...........       14,000,000        14,066,780
      University of California, Various Projects, Refunding, Series A, 5.00%, 6/01/23 ...........       23,175,000        23,267,700
      University of California, Various Projects, Series B, 5.50%, 6/01/19 ......................       13,000,000        13,062,010
      Various California Community Colleges, Refunding, Series A, 5.90%, 4/01/17 ................        8,320,000         8,797,734
      Various University of California Projects, Series D, 5.00%, 5/01/30 .......................       37,000,000        38,629,480
    California State University at Channel Islands Financing Authority Revenue,
     East Campus Community, Series A, MBIA Insured, 5.00%, 9/01/31 ..............................       11,000,000        11,374,220
    California State University Revenue, Systemwide,
      Series A, AMBAC Insured, 5.00%, 11/01/35 ..................................................       15,000,000        15,696,450
      Series A, FSA Insured, 5.00%, 11/01/29 ....................................................       10,000,000        10,446,100
   (a)Series C, MBIA Insured, 5.00%, 11/01/26 ...................................................       20,970,000        22,123,979
   (a)Series C, MBIA Insured, 5.00%, 11/01/29 ...................................................       22,705,000        23,859,776
   (a)Series C, MBIA Insured, 5.00%, 11/01/35 ...................................................       58,000,000        60,804,880
 (b)California Statewide CDA Lease Revenue, Special Facilities, United Airlines,
     Series A, 5.70%, 10/01/33 ..................................................................      61,325,000        30,476,685
    California Statewide CDA Revenue,
      5.50%, 1/01/28 ............................................................................        3,615,000         3,868,231
      5.50%, 10/01/33 ...........................................................................       45,465,000        48,061,961


26 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    California Statewide CDA Revenue, (cont.)
      COP, CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured,
        Pre-Refunded, ETM, 5.75%, 10/01/25 ......................................................     $ 24,545,000   $    28,338,430
      COP, CHFCLP Insured, ETM, 5.90%, 8/01/21 ..................................................        4,000,000         4,259,840
      COP, Southern California Development Corp., 6.10%, 12/01/15 ...............................        2,255,000         2,310,969
      COP, Sutter Health Obligated Group, MBIA Insured, 5.50%, 8/15/22 ..........................       25,520,000        26,309,589
      COP, Triad Health Care, CHFCLP Insured, Refunding, ETM, 6.25%, 8/01/06 ....................          550,000           564,652
      Daughters of Charity Health, Series A, 5.25%, 7/01/24 .....................................        6,000,000         6,236,040
      Daughters of Charity Health, Series A, 5.25%, 7/01/30 .....................................        5,000,000         5,180,900
      Daughters of Charity Health, Series A, 5.25%, 7/01/35 .....................................        5,000,000         5,161,250
      Daughters of Charity Health, Series A, 5.00%, 7/01/39 .....................................       11,000,000        11,024,420
      Daughters of Charity Health, Series H, 5.25%, 7/01/25 .....................................        4,215,000         4,374,158
      East Campus Apartments LLC, Series A, 5.50%, 8/01/22 ......................................       11,000,000        11,547,030
   (a)Health Facility Adventist Health, Series A, 5.00%, 3/01/30 ................................        6,300,000         6,458,319
   (a)Health Facility Adventist Health, Series A, 5.00%, 3/01/35 ................................       14,000,000        14,229,600
      Huntington Memorial Hospital, 5.00%, 7/01/27 ..............................................       22,000,000        22,770,440
      Huntington Memorial Hospital, 5.00%, 7/01/35 ..............................................       50,000,000        51,394,000
      Insured Health Facility, Jewish Home, 5.50%, 11/15/33 .....................................       20,400,000        21,915,924
      Kaiser Permanente, Series A, 5.50%, 11/01/32 ..............................................       27,000,000        28,468,530
      Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 .................       10,000,000        10,522,300
      Mission Community, California Mortgage Insured, 5.375%, 11/01/21 ..........................        7,670,000         8,169,087
      Mission Community, California Mortgage Insured, 5.375%, 11/01/26 ..........................        9,755,000        10,340,593
      Series B, 5.625%, 8/15/42 .................................................................       51,000,000        53,736,150
      Stovehaven Apartments Project, Series A, 5.875%, 7/01/32 ..................................        4,945,000         5,292,337
    California Statewide CDA Water and Wastewater Revenue,
      Pooled Financing Program, Series B, FSA Insured, 5.65%, 10/01/26 ..........................        5,000,000         5,470,300
      Pooled Financing Project, Series A, FSA Insured, 5.25%, 10/01/24 ..........................        5,000,000         5,420,950
      Pooled Financing Project, Series A, FSA Insured, 5.00%, 10/01/29 ..........................        3,000,000         3,150,630
    California Statewide CDA,
      COP, California Lutheran Homes, ETM, 5.75%, 11/15/15 ......................................        5,000,000         5,222,600
      COP, Catholic Healthcare West, 6.50%, 7/01/20 .............................................        7,990,000         8,943,207
      COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .....................................       37,685,000        38,843,060
      COP, FSA Insured, 5.50%, 8/15/31 ..........................................................        9,000,000         9,709,560
      COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ..............................................       32,200,000        33,374,334
      COP, MBIA Insured, 5.00%, 4/01/18 .........................................................        7,000,000         7,297,010
      COP, MBIA Insured, 5.125%, 4/01/23 ........................................................        6,000,000         6,241,740
      COP, St. Joseph Health System, Refunding, 5.125%, 7/01/17 .................................        5,000,000         5,170,400
      COP, St. Joseph Health System, Refunding, 5.25%, 7/01/21 ..................................       16,250,000        16,776,825
      COP, The Internext Group, 5.375%, 4/01/17 .................................................       10,770,000        11,061,436
      COP, The Internext Group, 5.375%, 4/01/30 .................................................       67,480,000        68,004,994
      MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ......................        7,357,000         7,915,617
      MFHR, Series E, FNMA Insured, 6.40%, 6/01/28 ..............................................        8,000,000         8,176,640
      Revenue, East Campus Apartments LLC, Series A, 5.625%, 8/01/34 ............................       25,000,000        26,186,000
    California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 .........................        8,440,000         8,594,452
    Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
     Refunding, AMBAC Insured, 5.00%, 9/01/36 ...................................................        7,800,000         8,112,312
    Camarillo COP, Capital Improvement Corp., ETM, 7.625%, 4/01/08 ..............................        1,550,000         1,640,877


                                                          Semiannual Report | 27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Campbell Housing Facility Revenue, San Tomas Gardens Project, Series A, 6.625%, 10/20/34 ....     $  5,615,000   $     5,640,829
    Campbell RDA, Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
     10/01/33 ...................................................................................        5,000,000         5,354,600
    Capistrano Bay Park and Recreation District COP, Special Lease Finance, Series Q, 6.35%,
     8/01/12 ....................................................................................        2,800,000         2,831,724
    Capistrano University School CFD Special Tax, Number 90-2 Talega,
      5.875%, 9/01/33 ...........................................................................        5,820,000         5,984,357
      6.00%, 9/01/33 ............................................................................        7,100,000         7,356,878
    Centinela Valley UHSD, GO, Refunding, Series A, MBIA Insured, 5.50%, 8/01/33 ................       15,630,000        18,122,672
    Central California Joint Powers Health Financing Authority COP,
     Community Hospitals of Central California,
      6.00%, 2/01/20 ............................................................................        5,000,000         5,288,100
      5.625%, 2/01/21 ...........................................................................        6,750,000         7,023,983
      6.00%, 2/01/30 ............................................................................       34,960,000        36,541,940
      5.75%, 2/01/31 ............................................................................       18,070,000        18,568,732
    Cerritos PFAR, Tax Allocation Redevelopment Project, Series A, AMBAC Insured, 5.00%,
     11/01/22 ...................................................................................        6,675,000         7,230,427
    Chaffey UHSD, GO,
      Series B, FGIC Insured, 5.00%, 8/01/25 ....................................................        6,510,000         6,810,371
      Series C, FSA Insured, 5.00%, 5/01/27 .....................................................        6,980,000         7,320,345
    Chico RDAR, COP, Insured Health Facilities, Sierra Sunrise Lodge,
      6.80%, 2/01/11 ............................................................................        3,000,000         3,016,800
      6.75%, 2/01/21 ............................................................................        2,800,000         2,815,596
    Chula Vista COP, Cops Phase I, MBIA Insured, 5.00%, 3/01/34 .................................       10,360,000        10,864,221
    Chula Vista IDR,
      Adjustment, San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21 .....................       14,000,000        14,893,340
      San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21 ..................................        8,500,000         9,079,275
    Claremont RDA, Tax Allocation, Consolidated Redevelopment Project, Refunding., 5.50%,
     8/01/23 ....................................................................................        4,950,000         5,256,257
    Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured, 5.00%, 8/01/27 ..............        7,000,000         7,361,410
    Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 .............................        1,555,000         1,575,526
    Commerce Joint Powers Financing Authority Lease Revenue, Community Center,
     Series A, 6.25%, 10/01/22 ..................................................................        4,000,000         4,209,040
    Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects,
     Series B, 5.125%, 8/01/35 ..................................................................        8,310,000         8,593,371
    Compton COP, Civic Center and Capital Improvement, Refunding, Series A, 5.50%, 9/01/15 ......        5,000,000         5,227,900
    Compton CRDA, Tax Allocation, Series 1, FSA Insured, 6.75%, 8/01/13 .........................        4,650,000         4,774,899
    Contra Costa Community College District GO, Election 2002, FGIC Insured, 5.00%, 8/01/26 .....       11,700,000        12,270,726
    Contra Costa County COP, Merrithew Memorial Hospital Project, Refunding,
     MBIA Insured, 5.50%, 11/01/22 ..............................................................       11,000,000        11,718,300
    Contra Costa Transportation Authority Revenue, Sales Tax, Series A,
      ETM, 6.875%, 3/01/07 ......................................................................        9,670,000         9,985,532
      FGIC Insured, ETM, 6.50%, 3/01/09 .........................................................        1,000,000         1,075,630
    Corcoran Hospital District Revenue, Series A, 6.55%, 7/01/12 ................................          800,000           804,864
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ................       15,000,000        18,877,800


28 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Corona Department of Water and Power COP, MBIA Insured, 5.00%,
      9/01/29 ...................................................................................     $  5,910,000   $     6,206,564
      9/01/35 ...................................................................................        9,280,000         9,684,886
    Corona-Norco USD,
      Lease Revenue, Land Acquisition, Series A, FSA Insured, 6.00%, 4/15/29 ....................       18,435,000        18,755,400
      PFA Special Tax Revenue, Series A, 5.40%, 9/01/35 .........................................        7,140,000         7,205,045
    Coronado CDA, Tax Allocation, Coronado Community Development Project, Refunding,
     MBIA Insured, 5.00%, 9/01/34 ...............................................................        6,115,000         6,378,251
    CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 ............        2,100,000         2,112,621
    Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 .............................        6,365,000         6,762,876
    Culver City USD, GO, MBIA Insured, 5.75%, 8/01/36 ...........................................        5,000,000         5,287,350
    Delano University High School District GO, Refunding, Series A, MBIA Insured, 5.15%,
     2/01/32 ....................................................................................        8,520,000         9,530,642
    Desert Hot Springs RDA, Tax Allocation, Redevelopment Project No. 2, Series A, 6.625%,
     9/01/20 ....................................................................................        1,050,000         1,055,187
    Desert Sands USD, GO, Election of 2001, FSA Insured, 5.00%, 6/01/29 .........................       16,425,000        17,223,583
    Downey USD, GO, Election of 2002, Series C, FSA Insured, 5.00%, 2/01/30 .....................        4,860,000         5,107,277
    Duarte COP,
      Refunding, Series A, 5.25%, 4/01/24 .......................................................        5,000,000         5,156,100
      Series A, 5.25%, 4/01/19 ..................................................................        5,000,000         5,167,550
      Series A, 5.25%, 4/01/31 ..................................................................       12,500,000        12,678,250
    East Bay MUD Water System Revenue, Sub Series A, MBIA Insured, 5.00%,
      6/01/29 ...................................................................................       15,000,000        15,797,550
      6/01/30 ...................................................................................       15,000,000        15,785,400
    Eastern Municipal Water District Water and Sewer Revenue COP, Series B,
     FGIC Insured, 5.00%, 7/01/30 ...............................................................       31,370,000        32,506,535
    El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%,
     10/01/22() .................................................................................       10,285,000        10,490,700
    El Camino Hospital District Revenue, Refunding, Series A, ETM, 7.25%, 8/15/09 ...............        5,640,000         6,128,480
    El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
     5.25%, 3/01/26 .............................................................................        8,500,000         8,860,485
    El Dorado County Special Tax, CFD No. 1992-1,
      5.875%, 9/01/24 ...........................................................................        4,475,000         4,634,668
      6.25%, 9/01/29 ............................................................................       19,780,000        20,566,848
      6.00%, 9/01/31 ............................................................................        8,850,000         9,164,087
    El Rancho USD, GO, Election of 2003, Series A, FGIC Insured, 5.00%, 8/01/28 .................        5,635,000         5,909,594
    Emeryville PFA Revenue, Shellmound Park Redevelopment and Housing Project, Series B,
     MBIA Insured, 5.00%, 9/01/28 ...............................................................       10,000,000        10,299,500
    Emeryville PFAR, Housing Increment Loan, 6.20%, 9/01/25 .....................................        3,115,000         3,194,775
    Escondido COP, Wastewater Project, Refunding, AMBAC Insured,
      5.70%, 9/01/26 ............................................................................       13,465,000        14,081,428
      5.80%, 9/01/26 ............................................................................          400,000           418,668
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
     MBIA Insured, 5.00%, 3/01/33 ...............................................................        8,715,000         9,063,949
    Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
     5.50%, 10/01/27 ............................................................................       12,500,000        12,956,375
    Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured, 5.80%, 5/01/17 ...        5,000,000         5,571,550


                                                          Semiannual Report | 29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Foothill/Eastern Corridor Agency Toll Road Revenue,
      Convertible Capital Appreciation,
      Refunding, 5.75%, 1/15/40 .................................................................     $395,510,000   $   403,542,808
      senior lien, Series A, 5.00%, 1/01/35 .....................................................       15,955,000        15,223,463
      senior lien, Series A, ETM, 7.05%, 1/01/09 ................................................        5,500,000         6,464,975
      senior lien, Series A, Pre-Refunded, 7.10%, 1/01/12 .......................................        8,000,000         9,387,840
      senior lien, Series A, Pre-Refunded, 7.15%, 1/01/14 .......................................       10,000,000        11,234,000
      senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 .......................................       95,675,000        99,974,634
      senior lien, Series A, Pre-Refunded, 6.00%, 1/01/34 .......................................      123,695,000       128,506,735
    Fortuna and Susanville Cities COP, Series B, 7.375%, 9/01/17 ................................        1,400,000         1,423,044
    Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%, 8/01/34 ...        7,235,000         7,576,058
    Fremont USD Alameda County GO, Election of 2002, Series B, FSA Insured, 5.00%, 8/01/30 ......       10,000,000        10,530,800
    Glendale USD, GO, FSA Insured, 5.00%, 9/01/29 ...............................................        8,440,000         8,860,228
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
      Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ....................................       15,000,000        16,795,650
      Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ....................................       57,000,000        63,823,470
      Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 .....................................      138,000,000       155,661,240
      Enhanced, Asset-Backed, Series A, 5.00%, 6/01/45 ..........................................       15,000,000        15,228,750
      Series 2003 A-1, 6.75%, 6/01/39 ...........................................................        5,290,000         6,082,759
    Hartnell Community College District GO, Election of 2002, Series A, MBIA Insured,
     Pre-Refunded, 5.00%, 8/01/27 ...............................................................        5,020,000         5,516,729
    Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, ETM, 8.00%, 12/01/10 ........        4,240,000         4,745,705
    Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24 .......        8,925,000         9,389,457
    Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%,
      8/01/27 ...................................................................................        3,530,000         3,699,052
      8/01/29 ...................................................................................       11,000,000        11,502,150
    Industry COP, Refunding, 6.625%, 6/01/06 ....................................................        3,060,000         3,093,599
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
     Project, Series B, FSA Insured,
      ETM, 6.25%, 8/01/11 .......................................................................        5,000,000         5,446,400
      Pre-Refunded, 6.00%, 8/01/16 ..............................................................        5,000,000         5,222,900
    Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
     5.25%, 11/01/19 ............................................................................       10,550,000        10,885,596
    Irvine 1915 Act GO,
      AD No. 00-18, Group Four, 5.375%, 9/02/26 .................................................        2,500,000         2,513,050
      AD No. 03-19, Group Two, 5.45%, 9/02/23 ...................................................        2,000,000         2,023,800
      AD No. 03-19, Group Two, 5.50%, 9/02/29 ...................................................        4,295,000         4,346,025
    Irwindale CRDA, Tax Allocation, senior lien, Refunding, FSA Insured, 5.75%, 8/01/26 .........       10,220,000        10,701,464
    John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/23 .................        1,760,000         1,787,544
    Kaweah Delta Health Care District GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ........       16,500,000        17,155,215
    Kern County Board of Education COP, Refunding, Series A, MBIA Insured,
     5.20%, 5/01/28 .............................................................................        8,685,000         9,203,842
    Kern High School District GO, Election of 1990, Series E, FGIC Insured,
     5.125%, 8/01/33 ............................................................................        5,275,000         5,611,334


30 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 .................................................   $    270,000   $       279,893
    La Palma Community Development Commission Tax Allocation, La Palma Community
     Development Project No. 1, 6.10%, 6/01/22 ....................................................      2,355,000         2,377,373
    La Quinta RDA Tax Allocation Revenue, Redevelopment Project Area No. 1,
     AMBAC Insured, 5.125%, 9/01/32 ...............................................................     10,825,000        11,397,642
    Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ...................................      5,375,000         5,391,663
    Lake Elsinore PFA, Tax Allocation Revenue,
      Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 .................      6,750,000         6,775,718
      Series A, 5.50%, 9/01/30 ....................................................................     15,550,000        16,033,760
    Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 .......................          5,000             7,662
    Lemon Grove CDA, Tax Allocation, 1998 Refunding, 5.75%, 8/01/28 ...............................      8,115,000         8,543,553
    Local Medical Facilities Financing Authority COP, Insured California Health Clinic Project,
     California Mortgage Insured, 7.55%, 3/01/20 ..................................................      1,715,000         1,722,855
    Local Medical Facilities Financing Authority II COP, Insured California Health Clinic Project,
     7.55%, 11/01/20 ..............................................................................      1,950,000         1,957,157
    Local Medical Facilities Financing Authority III COP, Insured California Health Clinic Project,
     6.90%, 7/01/22 ...............................................................................      1,365,000         1,373,531
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Refunding, Series A,
     AMBAC Insured, 6.55%, 12/01/18 ...............................................................     10,640,000        10,697,243
    Long Beach Bond Finance Authority Lease Revenue, Aquarium of The South Pacific,
     Refunding, AMBAC Insured, 5.00%, 11/01/26 ....................................................     20,000,000        20,944,600
    Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
     Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ...........................................     14,935,000        15,607,822
    Los Angeles Community College District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
     6/01/26 ......................................................................................     69,275,000        75,540,231
    Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
      8/01/24 .....................................................................................      4,000,000         4,330,680
      8/01/31 .....................................................................................      5,000,000         5,404,000
    Los Angeles County COP,
      Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%, 11/01/33 ........................      8,000,000         8,560,800
      Insured Health Clinic Program, Refunding, Series F, California Mortgage Insured, 5.875%,
         1/01/21 ..................................................................................      7,520,000         7,861,408
      Series 1992, California Mortgage Insured, 6.625%, 7/01/22 ...................................        970,000           975,936
    Los Angeles County Infrastructure and Economic Development Bank Revenue,
     County Department Public Social Services, AMBAC Insured, 5.00%, 9/01/35 ......................      7,765,000         8,163,345
    Los Angeles County MTA, Sales Tax Revenue, Proposition A,
      First Tier, Refunding, Senior Series A, AMBAC Insured, 5.00%, 7/01/26 .......................     13,000,000        13,543,920
      First Tier, Refunding, Senior Series A, MBIA Insured, 5.25%, 7/01/27 ........................      7,840,000         8,235,371
      Second Tier, MBIA Insured, Pre-Refunded, 6.00%, 7/01/26 .....................................      9,200,000         9,507,648
      Senior Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/24 ..................................      5,000,000         5,487,800
    Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Facilities
     Project, Series B, AMBAC Insured, 5.125%, 12/01/29 ...........................................     26,905,000        28,416,523
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
     Series A, MBIA Insured, 5.00%, 10/01/34 ......................................................      7,110,000         7,451,778
    Los Angeles County Transportation Commission Lease Revenue, FSA Insured, 7.375%,
     12/15/06 .....................................................................................      3,891,000         3,928,198


                                                          Semiannual Report | 31

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Los Angeles CRDA, Financing Authority Revenue, Pooled Financing, Beacon Normandie,
      MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 ............................   $  5,455,000   $     5,486,366
      Series B, 6.625%, 9/01/14 ...................................................................        845,000           848,532
      Tax Allocation, Series G, ETM, 6.75%, 7/01/10 ...............................................      8,060,000         8,689,970
    Los Angeles Department of Airports Revenue, Ontario International Airport, Series A,
     FGIC Insured, 6.00%, 5/15/26 .................................................................     10,000,000        10,246,700
    Los Angeles Harbor Department Revenue,
      Refunding, Series A, AMBAC Insured, 5.00%, 8/01/25 ..........................................     15,000,000        15,613,200
      Series B, 6.125%, 8/01/18 ...................................................................     24,810,000        25,622,279
      Series B, 6.20%, 8/01/22 ....................................................................     59,835,000        61,829,899
      Series B, 5.375%, 11/01/23 ..................................................................      7,460,000         7,653,736
      Series B, MBIA Insured, 6.20%, 8/01/25 ......................................................     35,690,000        36,879,905
    Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 .....................        610,000           610,932
    Los Angeles USD,
      COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 ..............     28,210,000        29,182,681
      GO, Series A, MBIA Insured, 5.00%, 1/01/28 ..................................................    170,250,000       178,471,372
      GO, Series E, AMBAC Insured, 5.00%, 7/01/30 .................................................     75,240,000        79,205,900
      Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/23 ........................................      5,000,000         5,313,700
    Los Angeles Wastewater System Revenue,
      Refunding, Series A, FGIC Insured, 5.00%, 6/01/32 ...........................................      6,000,000         6,240,540
      Refunding, Series A, FSA Insured, 5.00%, 6/01/32 ............................................     17,500,000        18,291,000
      Series A, FGIC Insured, 5.00%, 6/01/28 ......................................................      8,245,000         8,501,420
      Series A, FSA Insured, 4.875%, 6/01/29 ......................................................     34,335,000        35,226,337
    Los Angeles Water and Power Revenue, Power System,
      Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 ...........................................      2,000,000         2,095,600
      Series A, 5.25%, 7/01/24 ....................................................................      5,000,000         5,079,150
      Series B, FSA Insured, 5.00%, 7/01/28 .......................................................     10,575,000        11,085,667
    Los Angeles Water and Power Revenue,
      Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 .........................................      7,000,000         7,281,820
      Series A Sub Series A-2, MBIA Insured, 5.00%, 7/01/23 .......................................      6,550,000         6,919,355
    Lynwood PFA, Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
     9/01/28 ......................................................................................      6,470,000         7,120,882
    M-S-R Public Power Agency San Juan Project Revenue, Series E, MBIA Insured, 6.00%,
     7/01/22 ......................................................................................      6,330,000         6,366,904
    Madera County COP, Valley Children's Hospital, MBIA Insured,
      5.00%, 3/15/23 ..............................................................................      8,500,000         8,773,020
      5.75%, 3/15/28 ..............................................................................     27,500,000        28,104,450
    Madera USD, COP, 6.50%, 12/01/07 ..............................................................        795,000           799,237
    Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ............      1,975,000         1,965,244
    Manhattan Beach COP,
      Metlox Public Improvements, 5.00%, 1/01/33 ..................................................      5,575,000         5,780,049
      Police and Fire Facilities Project, AMBAC Insured, 5.00%, 1/01/36 ...........................      7,125,000         7,417,268
    Manteca Financing Authority Sewer Revenue, Series A, MBIA Insured, 5.00%, 12/01/33 ............      4,770,000         4,812,310
    Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC Insured,
     5.00%, 1/01/22 ...............................................................................      5,000,000         5,274,850


32 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Metropolitan Water District Southern California Waterworks Revenue,
      Series A, 5.00%, 7/01/26 ....................................................................   $ 10,720,000   $    11,299,845
      Series A, FSA Insured, 5.00%, 7/01/35 .......................................................     17,500,000        18,422,425
      Series A, Pre-Refunded, 5.00%, 7/01/26 ......................................................     38,605,000        40,693,144
      Series B1, FGIC Insured, 5.00%, 10/01/33 ....................................................      5,000,000         5,234,500
      Series C, 5.00%, 7/01/37 ....................................................................     22,450,000        22,730,849
    Metropolitan Water District Water Works Revenue, Series C, Pre-Refunded, 5.00%, 7/01/37 .......      4,330,000         4,446,087
    Milpitas RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
      5.40%, 1/15/17 ..............................................................................     12,155,000        13,546,140
      5.50%, 1/15/24 ..............................................................................     11,790,000        13,420,911
    Milpitas USD, FGIC Insured, 5.875%, 9/01/24 ...................................................     11,970,000        13,424,116
    Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
     7/01/22 ......................................................................................      4,315,000         4,338,733
    Modesto PFA Lease Revenue, Capital Improvements and Refinancing Project,
     AMBAC Insured, 5.125%, 9/01/33 ...............................................................      5,535,000         5,815,625
    Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
     9/01/37 ......................................................................................      4,315,000         4,550,642
    Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured, 5.55%,
     9/01/22 ......................................................................................     10,005,000        10,697,746
    Montebello USD, GO, Election of 2004, MBIA Insured, 5.00%, 8/01/30 ............................      7,150,000         7,500,350
    Moreno Valley Special Tax, Towngate Community Facilities 87-1, Refunding, Series A,
     FSA Insured, 5.875%, 12/01/15 ................................................................      5,830,000         5,857,693
    Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ........................................      8,600,000         8,881,306
    Murrieta Valley USD, PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 .........      6,975,000         7,254,279
    Napa Housing Facility Revenue, Napa Park Apartments, Series A, GNMA Secured, 6.35%,
     6/20/35 ......................................................................................      5,230,000         5,351,022
    Napa Mortgage Revenue, Creekside II Apartments Project, Refunding, Series A, MBIA Insured,
     6.625%, 7/01/25 ..............................................................................      1,960,000         1,962,960
    Needles PFAR, Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 .................      1,535,000         1,543,504
    Norco RDA, Tax Allocation, Area No. 1, Refunding, MBIA Insured, 5.125%, 3/01/30 ...............      8,515,000         8,939,643
    North City West School Facilities Financing Authority Special Tax, CFD No. 1,
     Series C, AMBAC Insured, Pre-Refunded, 5.30%,
      9/01/22 .....................................................................................     10,000,000        10,580,800
      9/01/27 .....................................................................................      9,900,000        10,454,202
    Northern California Power Agency Multiple Capital Facilities Revenue, Refunding, Series A,
     AMBAC Insured, 5.00%, 8/01/25 ................................................................     19,250,000        20,213,462
    Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
     Series A, MBIA Insured,
      5.125%, 7/01/23 .............................................................................      7,420,000         7,829,287
      5.00%, 7/01/28 ..............................................................................     15,975,000        16,525,498
      5.20%, 7/01/32 ..............................................................................     43,675,000        45,934,308
    Oakland Joint Powers Financing Authority Lease Revenue, Oakland Administration Buildings,
     AMBAC Insured, Pre-Refunded, 5.75%, 8/01/26 ..................................................     24,895,000        25,985,899
    Oakland Revenue, 1800 Harrison Foundation,
      Series A, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 .......................................     13,825,000        15,353,077
      Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 .......................................     13,470,000        14,958,839


                                                          Semiannual Report | 33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
      8/01/29 .....................................................................................   $  5,755,000   $     6,039,182
      8/01/33 .....................................................................................      5,590,000         5,874,419
    Olivenhain Municipal Water District 1915 Act, AD No. 96-1, MBIA Insured, 5.45%,
     9/02/27 ......................................................................................     10,870,000        11,234,471
    Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 .......................      5,000,000         5,274,200
    Orange County CFD Special Tax,
      No. 03-1, Ladera Ranch, Series A, 5.50%, 8/15/24 ............................................      1,100,000         1,141,107
      No. 03-1, Ladera Ranch, Series A, 5.60%, 8/15/28 ............................................      3,250,000         3,370,965
      No. 03-1, Ladera Ranch, Series A, 5.625%, 8/15/34 ...........................................      5,000,000         5,177,750
      No. 04-1, Ladera Ranch, Series A, 5.15%, 8/15/29 ............................................      6,405,000         6,416,913
      No. 04-1, Ladera Ranch, Series A, 5.20%, 8/15/34 ............................................     11,000,000        11,020,350
    Orange County Recovery COP, Series A, MBIA Insured, Pre-Refunded, 5.80%, 7/01/16 ..............     10,380,000        10,813,676
    Orange County Water District COP, Series B, MBIA Insured, 5.00%, 8/15/28 ......................     12,950,000        13,495,972
    Orange County Water District Revenue, COP, Series B, MBIA Insured, 5.00%, 8/15/34 .............     23,575,000        24,505,269
    Oxnard Harbor District Revenue, 5.60%, 8/01/19 ................................................     10,820,000        11,294,673
    Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
     6.625%, 8/01/26 ..............................................................................      5,020,000         5,271,151
    Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1, Refunding,
     MBIA Insured, 5.625%, 4/01/23 ................................................................     13,000,000        13,728,260
    Palm Springs COP, Multiple Capital Facilities Project, Refunding, AMBAC Insured, 5.75%,
     4/01/27 ......................................................................................     11,570,000        12,247,771
    Palmdale CRDA, Tax Allocation,
      Merged Project, sub. lien, AMBAC Insured, 5.50%, 12/01/29 ...................................      3,255,000         3,560,775
      Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 .......................      6,980,000         7,240,633
      Series A, MBIA Insured, 5.75%, 9/01/27 ......................................................     10,435,000        11,141,345
    Peralta Community College District GO, Election of 2000, Series C, MBIA Insured, 5.00%,
     8/01/34 ......................................................................................      6,920,000         7,272,090
    Peralta Community College GO, Election of 2000, Series C, MBIA Insured, 5.00%, 8/01/31 ........      4,105,000         4,316,941
    Perris PFAR, Tax Allocation, Series A, 5.75%, 10/01/31 ........................................      5,000,000         5,363,250
    Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 ..............................................      5,395,000         5,457,690
    Pittsburg PFA, Water Revenue, MBIA Insured, 5.50%, 6/01/27 ....................................      2,980,000         3,149,055
    Pomona PFAR, Refunding, Series P, 5.75%, 10/01/15 .............................................      6,490,000         6,619,800
    Pomona RDA, Tax Allocation, Southwest Pomona Redevelopment Project, ETM, 11.45%,
     1/01/07 ......................................................................................      3,915,000         4,135,845
    Port Hueneme RDA, Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 .....................      2,650,000         2,657,023
    Port of Oakland Revenue,
      Series J, MBIA Insured, 5.50%, 11/01/26 .....................................................      7,000,000         7,448,280
      Series L, FGIC Insured, 5.375%, 11/01/27 ....................................................      5,000,000         5,296,500
    Porterville COP, Infrastructure Financing Project, AMBAC Insured, 5.00%, 7/01/28 ..............     10,430,000        10,863,471
    Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
      5.875%, 8/01/15 .............................................................................      6,250,000         6,434,063
      6.00%, 8/01/20 ..............................................................................      5,400,000         5,561,190
      6.00%, 8/01/28 ..............................................................................     15,000,000        15,447,750
    Poway USD, GO, MBIA Insured, 5.00%, 8/01/27 ...................................................      5,020,000         5,254,434
    Rancho Cordova COP, City Hall Facility Acquistion Project, XLCA Insured, 5.00%,
      2/01/30 .....................................................................................      5,085,000         5,284,383
      2/01/35 .....................................................................................      5,525,000         5,733,127


34 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project, Set-Aside Housing,
     MBIA Insured, 5.25%, 9/01/21 .................................................................   $  8,330,000   $     8,659,701
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
     5.625%, 7/01/34 ..............................................................................     10,000,000        10,545,900
    Redlands USD,
      COP, Series A, FSA Insured, 6.15%, 9/01/11 ..................................................        320,000           321,270
      COP, Series A, FSA Insured, 6.25%, 9/01/27 ..................................................      3,570,000         3,584,316
      GO, Election of 2002, FSA Insured, 5.00%, 7/01/28 ...........................................      9,060,000         9,552,320
    Redondo Beach PFAR, Wastewater System Financing Project, Series A, MBIA Insured, 5.00%,
     5/01/34 ......................................................................................      5,060,000         5,274,696
    Rialto COP, FSA Insured, 5.75%, 2/01/22 .......................................................      2,715,000         2,862,425
    Richmond Joint Powers Financing Authority Revenue, Lease, Series A, MBIA Insured, 5.00%,
      2/01/26 .....................................................................................      6,500,000         6,760,130
      2/01/31 .....................................................................................      7,000,000         7,213,570
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
     Series A, 6.50%, 6/01/12 .....................................................................     20,125,000        22,860,390
    Riverside County COP,
      Capital Improvement, Family Law, Refunding, Series A, FGIC Insured, 5.00%,
       11/01/30 ...................................................................................      9,905,000        10,277,824
      Capital Improvement, Family Law, Refunding, Series A, FGIC Insured, 5.00%,
       11/01/36 ...................................................................................      6,345,000         6,573,420
      Family Law Court Project, MBIA Insured, Pre-Refunded, 5.75%, 11/01/27 .......................      5,295,000         5,704,939
      Historic Courthouse, MBIA Insured, Pre-Refunded, 5.875%, 11/01/27 ...........................      6,000,000         6,445,380
    Riverside County Flood Control and Water Conservation District Elsinore Valley AD,
     Zone 3, 7.875%,
      9/01/06 .....................................................................................        205,000           214,116
      9/01/07 .....................................................................................        225,000           243,502
      9/01/08 .....................................................................................        240,000           270,173
      9/01/09 .....................................................................................        260,000           300,968
      9/01/10 .....................................................................................        280,000           332,405
      9/01/11 .....................................................................................        305,000           371,621
      9/01/12 .....................................................................................        325,000           402,087
      9/01/13 .....................................................................................        350,000           442,215
      9/01/14 .....................................................................................        380,000           489,060
      9/01/15 .....................................................................................        410,000           532,602
      9/01/16 .....................................................................................        440,000           578,024
      9/01/17 .....................................................................................        475,000           620,972
    Riverside County PFA Tax Allocation Revenue, Redevelopment Projects,
      Refunding, Series A, 5.625%, 10/01/33 .......................................................      7,990,000         8,282,514
      Series A, Pre-Refunded, 5.625%, 10/01/33 ....................................................      3,235,000         3,386,786
    Riverside County PFA, COP,
      5.75%, 5/15/19 ..............................................................................      3,500,000         3,683,610
      5.80%, 5/15/29 ..............................................................................     14,230,000        14,801,334
    Riverside County RDA, Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
      5.00%, 10/01/28 .............................................................................     14,035,000        14,635,417
      5.125%, 10/01/35 ............................................................................     17,035,000        17,917,924
    Riverside County SFMR, Series B, GNMA Secured, 7.60%, 11/01/19 ................................         10,000            10,349


                                                          Semiannual Report | 35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Rohnert Park HFAR, Rancho Feliz Mobile Home Park, FSA Insured, Pre-Refunded, 5.375%,
     12/01/26 .....................................................................................   $  8,380,000   $     8,582,293
    Roseville 1915 Act, North Roseville Rocklin District No. 88-3, Refunding,
      8.20%, 9/02/06 ..............................................................................        160,000           166,922
      8.25%, 9/02/07 ..............................................................................        180,000           188,807
      8.25%, 9/02/08 ..............................................................................        190,000           199,289
      8.25%, 9/02/09 ..............................................................................        160,000           167,795
    Roseville Electric System Revenue COP, FSA Insured, 5.00%,
      2/01/29 .....................................................................................     10,000,000        10,435,000
      2/01/34 .....................................................................................     17,000,000        17,703,290
    Sacramento 1915 Act, Special Assessment, North Natomas AD No. 88-3,
      8.20%, 9/02/10 ..............................................................................        760,000           801,458
      8.20%, 9/02/11 ..............................................................................      1,685,000         1,777,136
      8.25%, 9/02/12 ..............................................................................      2,180,000         2,299,442
      8.25%, 9/02/13 ..............................................................................      2,360,000         2,489,304
      8.25%, 9/02/14 ..............................................................................      2,545,000         2,684,237
    Sacramento City Financing Authority Revenue,
      Capital Improvement, AMBAC Insured, 5.00%, 12/01/33 .........................................      7,520,000         7,852,158
      Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 .................     26,250,000        28,562,362
      Capital Improvements, Pre-Refunded, 5.625%, 6/01/30 .........................................      6,000,000         6,681,720
      FGIC Insured, 5.00%, 12/01/29 ...............................................................     10,290,000        10,773,527
      Series 1991, 6.60%, 11/01/05 ................................................................      1,300,000         1,303,705
      Series 1991, 6.70%, 11/01/11 ................................................................        920,000           922,824
    Sacramento City USD, GO,
      Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 ....................................      5,250,000         5,500,215
      Election of 2002, MBIA Insured, 5.00%, 7/01/27 ..............................................     11,810,000        12,471,006
      Election of 2002, MBIA Insured, 5.00%, 7/01/30 ..............................................      9,230,000         9,716,513
    Sacramento County Airport System Revenue, Series A, MBIA Insured, 5.90%, 7/01/24 ..............      6,875,000         7,150,619
    Sacramento County Sanitation District Financing Authority Revenue,
      AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 ...............................................      5,000,000         5,611,750
      Sacramento Regional County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 .............     40,000,000        41,944,000
      Sanitation District 1, MBIA Insured, 5.00%, 8/01/30 .........................................      8,000,000         8,424,640
      Sanitation District 1, MBIA Insured, 5.00%, 8/01/35 .........................................     10,000,000        10,514,500
    Sacramento MUD, Electric Revenue,
      Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 ...........................................      9,095,000         9,528,741
      Series J, AMBAC Insured, 5.60%, 8/15/24 .....................................................     10,215,000        10,661,089
      Series N, MBIA Insured, 5.00%, 8/15/28 ......................................................     63,500,000        66,078,100
      Series R, MBIA Insured, 5.00%, 8/15/33 ......................................................      4,500,000         4,692,735
      sub. lien, Refunding, 8.00%, 11/15/10 .......................................................     16,110,000        16,209,076
    Sacramento USD, COP, Refunding, MBIA Insured, 5.00%, 3/01/31 ..................................      6,000,000         6,232,680
    Saddleback Valley USD, GO, FSA Insured, 5.00%,
      8/01/27 .....................................................................................      4,680,000         4,921,628
      8/01/29 .....................................................................................      4,335,000         4,549,062
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
     FSA Insured, 5.25%, 9/01/28 ..................................................................      6,800,000         7,174,408
    San Bernardino County COP, Medical Center Financing Project,
      Refunding, 5.00%, 8/01/26 ...................................................................     13,045,000        13,090,005
      Series A, MBIA Insured, 5.50%, 8/01/22 ......................................................     40,830,000        41,885,864


36 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    San Bernardino County Housing Authority MFMR,
      Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 ......................................   $  6,920,000   $     7,695,524
      Series A, GNMA Secured, 6.70%, 3/20/43 ......................................................      3,345,000         3,768,109
    San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
     Refunding, MBIA Insured, 5.70%, 1/01/23 ......................................................      6,315,000         6,640,665
    San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation, Refunding,
     Series A, FSA Insured, 5.75%, 10/01/25 .......................................................     19,915,000        20,313,300
    San Diego County COP, MBIA Insured, 5.00%, 8/15/28 ............................................     24,000,000        24,829,680
    San Diego County Water Authority Revenue COP, Series A, MBIA Insured, 5.00%, 5/01/25 ..........     12,440,000        12,997,312
    San Diego County Water Authority Water Revenue COP, Series A, FSA Insured, 5.00%,
     5/01/34 ......................................................................................    106,705,000       111,573,949
    San Diego Public Facilities Financing Authority Sewer Revenue,
      Series A, FGIC Insured, 5.25%, 5/15/27 ......................................................     21,750,000        22,643,707
      Series B, FGIC Insured, 5.25%, 5/15/22 ......................................................      5,200,000         5,422,872
    San Diego Public Facilities Financing Authority Water Revenue,
      MBIA Insured, 5.00%, 8/01/26 ................................................................     12,210,000        12,731,977
      Subordinated, MBIA Insured, 5.00%, 8/01/32 ..................................................     20,000,000        20,759,000
    San Diego RDA, Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
     11/01/15 .....................................................................................      5,000,000         5,257,650
    San Diego USD, GO,
      Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 ....................................      6,975,000         7,452,997
      Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ....................................     16,000,000        17,289,120
      Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 .....................................     10,000,000        10,860,300
      Series C, FSA Insured, 5.00%, 7/01/26 .......................................................      6,490,000         7,091,104
    San Francisco BART District Sales Tax Revenue, FGIC Insured,  Pre-Refunded, 5.50%,
     7/01/34 ......................................................................................     11,790,000        12,908,046
    San Francisco City and County Airport Commission International Airport Revenue,
      Issue 12A, Second Series, 5.90%, 5/01/26 ....................................................     45,000,000        46,080,000
      Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ......................................     24,635,000        25,405,583
      Refunding, Second Series-28A, MBIA Insured, 5.125%, 5/01/32 .................................     26,290,000        27,290,860
      Refunding, Series 28B, MBIA Insured, 5.00%, 5/01/27 .........................................      5,050,000         5,253,313
      Second Series, Issue 23B, FGIC Insured, 5.125%, 5/01/30 .....................................     10,000,000        10,464,300
    San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, MBIA Insured,
     5.00%, 9/01/31 ...............................................................................      5,805,000         6,043,237
    San Francisco City and County RDA, Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 .............        315,000           320,094
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Refunding, Series A, 5.50%, 1/15/28 .........................................................    247,300,000       240,776,226
      Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..........................................     85,500,000        88,985,835
      Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...........................................     21,200,000        22,126,864
      senior lien, 5.00%, 1/01/33 .................................................................     82,040,000        77,714,851
      senior lien, Pre-Refunded, 7.50%, 1/01/09 ...................................................     21,585,000        24,115,625
      senior lien, Pre-Refunded, 7.55%, 1/01/10 ...................................................     10,745,000        12,016,348
      senior lien, Pre-Refunded, 7.60%, 1/01/11 ...................................................     20,935,000        23,434,430
      senior lien, Pre-Refunded, 7.65%, 1/01/12 ...................................................     25,215,000        28,252,651
      senior lien, Pre-Refunded, 7.65%, 1/01/13 ...................................................     27,350,000        30,644,854
      senior lien, Pre-Refunded, 7.70%, 1/01/14 ...................................................      7,470,000         8,377,904
      senior lien, Pre-Refunded, 7.70%, 1/01/15 ...................................................     60,155,000        67,466,239


                                                          Semiannual Report | 37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    San Jose Airport Revenue,
      Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ...........................................   $ 11,000,000   $    11,319,330
      Series D, MBIA Insured, 5.00%, 3/01/28 ......................................................     10,000,000        10,446,000
    San Jose Financing Authority Lease Revenue,
      Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 ...............................     46,400,000        48,151,136
      MBIA Insured, 5.00%, 9/01/21 ................................................................     14,045,000        14,641,632
      MBIA Insured, 5.00%, 9/01/22 ................................................................     14,730,000        15,332,310
    San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
     AMBAC Insured, 5.00%, 9/01/24 ................................................................      5,000,000         5,204,450
    San Jose GO, Library Parks and Public Safety Projects,
      5.00%, 9/01/28, .............................................................................     11,600,000        12,108,428
      MBIA Insured, 5.00%, 9/01/34 ................................................................     15,820,000        16,554,997
    San Jose RDA,
      MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ...............................      7,110,000         7,276,730
      Tax Allocation, Housing Set-Aside Merged Area, Series E, MBIA Insured, 5.85%,
       8/01/27 ....................................................................................      7,325,000         7,784,937
      Tax Allocation, Merged Area Redevelopment Project, 5.25%, 8/01/29 ...........................      9,860,000        10,189,718
      Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 5.00%,
       8/01/31 ....................................................................................      2,000,000         2,056,560
      Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 .............     35,235,000        35,447,819
      Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.625%, 8/01/28 ............     24,135,000        25,652,850
    San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
      8/01/24 .....................................................................................      9,200,000         9,682,264
      8/01/27 .....................................................................................      9,150,000         9,585,266
    San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 ........................      4,000,000         4,145,720
    San Marcos PFA Tax Allocation Revenue, Project Areas No. 2 and 3 Financing Project,
     Series C, AMBAC Insured, 5.00%,
      8/01/35 .....................................................................................      7,000,000         7,331,590
      8/01/38 .....................................................................................      6,110,000         6,415,989
    San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 ................................................     15,000,000        17,836,800
    San Marcos Public Facilities Authority Revenue,
      Refunding, 5.80%, 9/01/18 ...................................................................      4,745,000         5,021,871
      Senior Tax Increment Project Area 3, Series A, MBIA Insured, 5.75%, 10/01/29 ................      5,340,000         5,983,256
      Senior Tax Increment Project Area 3, Series A, MBIA Insured, 5.80%, 10/01/30 ................      8,035,000         9,001,530
    San Marcos Public Facilities Authority Tax Allocation Revenue, Project Areas No. 1 and 3,
     Refunding, Series A, AMBAC Insured, 5.00%, 8/01/34 ...........................................      8,000,000         8,400,640
    San Marcos USD, School Facilities ID No. 1, AMBAC Insured, Pre-Refunded, 5.80%,
     11/01/14 .....................................................................................      5,000,000         5,257,600
    San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
     Series A, FSA Insured, 5.00%, 7/15/29 ........................................................     13,000,000        13,437,840
    San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
     5.00%, 8/01/39 ...............................................................................      6,555,000         6,815,299
    San Mateo RDA, Tax Allocation, Merged Area, Series A, Pre-Refunded, 5.70%, 8/01/27 ............      6,330,000         6,765,757
    San Mateo RDA, Tax Allocation, 5.60%, 8/01/25 .................................................     10,185,000        10,725,925
    San Mateo UHSD, GO, Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%,
     9/01/25 ......................................................................................     13,865,000        15,135,450


38 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 .............   $  1,655,000   $     1,681,281
    San Ramon PFA, Tax Allocation Revenue, MBIA Insured, 5.30%, 2/01/28 ...........................     18,360,000        19,450,033
    San Ramon Valley USD, GO, Election of 2002, FSA Insured,
        5.00%, 8/01/26 ............................................................................     12,800,000        13,480,192
        5.40%, 3/01/28 ............................................................................     27,410,000        29,944,877
        5.00%, 8/01/29 ............................................................................     16,505,000        17,320,017
    Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20 ...........      5,160,000         5,051,124
    Santa Clara Housing Authority MFHR,
        Arastradero Park Apartments Project, Series A, GNMA Secured, 6.65%, 5/20/35 ...............      6,465,000         6,576,133
        Elana Gardens Apartments Project, Series A, GNMA Secured, 6.40%, 6/20/35 ..................      5,625,000         5,697,675
        Sierra Vista I Apartments Project, Series A, GNMA Secured, 6.65%, 6/20/35 .................      3,860,000         3,922,957
    Santa Clara USD, COP, 5.375%, 7/01/31 .........................................................      7,575,000         8,048,059
    Santa Clarita COP, Refunding, MBIA Insured, 5.00%, 10/01/21 ...................................      5,105,000         5,207,100
    Santa Cruz City Elementary School District GO, MBIA Insured, 5.00%, 8/01/29 ...................      5,625,000         5,928,188
    Santa Cruz City High School District GO, MBIA Insured, 5.00%, 8/01/29 .........................     11,535,000        12,156,736
    Santa Margarita Water District Special Tax, Community Facilities District No. 99-1, 6.00%,
      9/01/30 .....................................................................................      9,000,000         9,557,730
    Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 ..........................        480,000           482,083
    Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%,
      8/01/27 .....................................................................................     21,000,000        22,967,280
    Santa Monica RDA, Tax Allocation, Earthquake Recovery Redevelopment Project,
      AMBAC Insured, 6.00%, 7/01/29 ...............................................................     13,110,000        14,426,637
    Saugus USD, GO, Series B, FSA Insured, 5.00%, 8/01/29 .........................................      5,000,000         5,269,500
    Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
      Project, Series A,
        5.95%, 1/01/11 ............................................................................      1,880,000         1,965,672
        6.05%, 1/01/17 ............................................................................      5,135,000         5,370,697
    Simi Valley USD, GO, Election 2004, Series A, MBIA Insured, 5.00%, 8/01/26 ....................      6,000,000         6,318,840
    Snowline Joint USD, CFD Special Tax, NO 2002-1, Series A,
        5.30%, 9/01/29 ............................................................................      1,615,000         1,638,159
        5.40%, 9/01/34 ............................................................................      2,000,000         2,029,540
    Solano County COP, GO, MBIA Insured, 5.00%, 11/01/32 ..........................................     24,665,000        25,555,160
    South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
      5.00%, 10/01/32 .............................................................................      6,475,000         6,734,259
    Southern California Public Power Authority Power Project Revenue, 6.75%, 7/01/13 ..............     10,000,000        11,953,700
    Southern California Public Power Authority Project Revenue, Magnolia Power Project,
      Series A, AMBAC Insured, 5.00%, 7/01/36 .....................................................     15,800,000        16,457,122
    Southern California Public Power Authority Transmission Project Revenue, Southern
      Transmission Project, 6.125%, 7/01/18 .......................................................      1,135,000         1,141,674
    Stockton COP, Essential Services Building Parking Facility,
        5.875%, 8/01/23 ...........................................................................      2,295,000         2,461,479
        6.00%, 8/01/31 ............................................................................      6,585,000         7,081,838
    Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
      FSA Insured, 5.95%, 7/01/17 .................................................................      5,095,000         5,440,696
    Stockton Revenue COP, Wastewater System Project, Series A, MBIA Insured, 5.20%,
      9/01/29 .....................................................................................     19,160,000        20,370,720
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 .....................      9,110,000         9,620,980


                                                          Semiannual Report | 39

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Stockton USD, GO,
        Election 2000, Series 2004, MBIA Insured, 5.00%, 1/01/27 ..................................   $  5,030,000   $     5,265,806
        MBIA Insured, 5.00%, 1/01/28 ..............................................................      5,335,000         5,578,383
    Sweetwater UHSD, COP, FSA Insured, 5.00%, 9/01/27 .............................................      7,840,000         8,189,037
    Tahoe Forest Hospital District Revenue, Series A, 5.90%, 7/01/29 ..............................      7,990,000         8,323,982
    Thousand Oaks RDA Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding,
      MBIA Insured, 5.375%, 12/01/25 ..............................................................     24,485,000        25,066,274
    Thousand Oaks RDA, MFR, The Shadows Apartments, Refunding, Series A, FNMA Insured,
      5.75%, 11/01/27 .............................................................................      7,315,000         7,555,371
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
      Asset Backed Bonds, Series B, 5.00%, 6/01/28 ................................................     17,390,000        17,714,497
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
      Asset Backed Bonds,
        Senior, Series A, 5.50%, 6/01/36 ..........................................................     80,500,000        83,811,770
        Senior, Series A, 5.625%, 6/01/43 .........................................................    123,165,000       128,530,067
        Subordinate, Series B, 6.00%, 6/01/43 .....................................................     48,435,000        51,088,754
    Tobacco Securitization Authority Tobacco Settlement Revenue,
        Series A, 5.25%, 6/01/31 ..................................................................      6,800,000         6,915,872
        Series A, 5.375%, 6/01/41 .................................................................     30,250,000        30,860,445
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31 .........      4,385,000         4,588,289
    Trabuco Canyon PFA, Special Tax Revenue, Refunding,
        Series A, FSA Insured, 6.00%, 10/01/10 ....................................................     13,775,000        15,000,148
        Series A, FSA Insured, 6.10%, 10/01/15 ....................................................     13,220,000        15,300,299
        Series C, FSA Insured, 6.00%, 7/01/12 .....................................................      3,040,000         3,339,866
        Series C, FSA Insured, 6.10%, 7/01/19 .....................................................      5,215,000         6,247,049
    Tracy COP, I-205 Corridor Improvement and Refinancing Project, AMBAC Insured, 5.125%,
      10/01/27 ....................................................................................      5,000,000         5,310,600
    Tri-City Hospital District Revenue, Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ........      5,000,000         5,146,700
    Tulare Local Health Care District Health Facilities Revenue, 5.20%, 12/01/21 ..................      4,455,000         4,626,428
    Tustin CFD Special Tax, No. 04-01, John Lang Homes,
        5.375%, 9/01/29 ...........................................................................      1,000,000         1,005,920
        5.50%, 9/01/34 ............................................................................      1,500,000         1,515,690
    Tustin USD, Special Tax, CFD No. 97-1, 6.375%, 9/01/35 ........................................      8,645,000         9,622,231
    Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project,
      AMBAC Insured, 5.75%, 10/01/33 . ............................................................      5,055,000         5,588,656
    University of California Hospital Revenue, UCLA Medical Center, Series A, AMBAC Insured,
      5.00%, 5/15/34 ..............................................................................     10,000,000        10,416,900
    University of California Revenues,
        Multi-Purpose Projects, Series F, FGIC Insured, Pre-Refunded, 5.00%, 9/01/22 ..............     20,575,000        21,188,341
        Multiple Purpose Projects, Series O, FGIC Insured, 5.00%, 9/01/23 .........................      9,200,000         9,727,896
        Multiple Purpose Projects, Series O, FGIC Insured, 5.00%, 9/01/26 .........................     13,430,000        14,059,598
        Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/31 ..............................      5,000,000         5,214,400
        Series O, FGIC Insured, 5.25%, 9/01/34 ....................................................     61,235,000        65,615,752
    Upland COP,
        Refunding, Mortgage Insured, 5.50%, 1/01/07 ...............................................      2,745,000         2,745,000
        San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 .................................     11,210,000        11,998,960


40 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Vacaville PFAR, Local Agency, 8.65%, 9/02/18 ..................................................   $  4,835,000   $     4,597,408
    Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
      9/01/31 .....................................................................................      4,900,000         4,945,619
    Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .................      2,255,000         2,263,840
    Vista Community Development Commision Tax Allocation Revenue, Vista Redevelopment
      Project Area, 5.875%, 9/01/37 ...............................................................      5,000,000         5,336,550
    Vista USD, GO, Series B, FGIC Insured, 5.00%, 8/01/28 .........................................      6,000,000         6,292,380
    Washington Township Hospital District Revenue,
        AMBAC Insured, 5.25%, 7/01/23 .............................................................      5,000,000         5,027,400
        Health Care District Revenue, 5.25%, 7/01/29 ..............................................      6,500,000         6,673,160
    West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A,
      AMBAC Insured, 5.50%, 8/01/22 ...............................................................      4,000,000         4,212,280
    West Contra Costa USD, GO, Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ...........     11,605,000        12,195,462
    West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 ...................................      6,250,000         6,515,188
    Westlands Water District COP Revenue, MBIA Insured, 5.00%, 9/01/34 ............................     13,500,000        14,035,410
    Westlands Water District Revenue COP, 5.00%, 9/01/26 ..........................................     13,150,000        13,698,223
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
        5.60%, 6/01/22 ............................................................................     14,285,000        14,982,679
        5.75%, 6/01/31 ............................................................................     28,000,000        29,506,120
    William S. Hart UHSD, GO, Series A, MBIA Insured, 5.00%, 9/01/27 ..............................      8,685,000         9,124,114
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured, 5.00%,
        9/01/29 ...................................................................................     10,100,000        10,564,803
        9/01/34 ...................................................................................     12,765,000        13,371,720
                                                                                                                     ---------------
    TOTAL CALIFORNIA (COST $9,642,899,523) ........................................................                   10,202,426,260
                                                                                                                     ---------------

    U. S. TERRITORIES 7.3%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
        5.50%, 5/15/39 ............................................................................      7,210,000         7,471,939
        5.625%, 5/15/43 ...........................................................................     25,500,000        26,531,730
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
        5.125%, 7/01/31 ...........................................................................     95,185,000        98,303,261
        Pre-Refunded, 5.00%, 7/01/27 ..............................................................     26,750,000        29,189,065
        Pre-Refunded, 5.125%, 7/01/31 .............................................................     47,740,000        52,180,298
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
      Series Y, 5.00%, 7/01/36 ....................................................................     63,000,000        65,220,120
(a) Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series K, 5.00%,
        7/01/40 ...................................................................................     30,000,000        30,765,600
        7/01/45 ...................................................................................     30,000,000        30,647,700
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
        Series A, MBIA Insured, 5.00%, 7/01/38 ....................................................    116,975,000       120,347,389
        Series B, MBIA Insured, 6.00%, 7/01/31 ....................................................     13,000,000        14,620,450
        Series B, Pre-Refunded, 6.00%, 7/01/39 ....................................................     13,200,000        14,907,420
        Series D, Pre-Refunded, 5.375%, 7/01/36 ...................................................     45,000,000        49,824,450
        Series D, Pre-Refunded, 5.75%, 7/01/41 ....................................................     20,000,000        22,589,800
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
      AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 .................................................     10,000,000        10,529,700


                                                          Semiannual Report | 41

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    U.S. TERRITORIES (CONT.)
    Puerto Rico Electric Power Authority Revenue,
        Series DD, MBIA Insured, 5.00%, 7/01/28 ...................................................   $ 23,250,000   $    24,042,360
        Series II, 5.25%, 7/01/31 .................................................................     48,000,000        50,616,000
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
      Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ....................      6,800,000         7,351,480
    Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
        5.375%, 7/01/33 ...........................................................................     26,510,000        28,128,170
        Pre-Refunded, 5.375%, 7/01/33 .............................................................     73,490,000        81,137,370
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
        5.50%, 8/01/29 ............................................................................     35,760,000        38,541,770
        Pre-Refunded, 5.50%, 8/01/29 ..............................................................    104,235,000       115,463,194
        Pre-Refunded, 5.75%, 8/01/30 ..............................................................     50,000,000        51,747,000
    Virgin Islands PFAR, senior lien,
        Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .....................................      7,000,000         7,322,910
        Refunding, Series A, 5.50%, 10/01/14 ......................................................      3,865,000         4,085,769
                                                                                                                     ---------------
    TOTAL U.S. TERRITORIES (COST $891,199,725) ....................................................                      981,564,945
                                                                                                                     ---------------
    TOTAL BONDS (COST $10,534,099,248) ............................................................                   11,183,991,205
                                                                                                                     ---------------

    ZERO COUPON/STEP-UP BONDS 13.9%
    CALIFORNIA 13.9%
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured,
        10/01/29 ..................................................................................     20,000,000         6,247,000
        10/01/30 ..................................................................................     22,000,000         6,498,580
        zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 .........................................     81,685,000        61,489,201
        zero cpn. to 10/01/12, 5.30% thereafter, 10/01/23 .........................................     70,015,000        52,469,241
        zero cpn. to 10/01/12, 5.40% thereafter, 10/01/24 .........................................     43,770,000        32,794,672
        zero cpn. to 10/01/12, 5.45% thereafter, 10/01/25 .........................................     32,960,000        24,500,486
    Anaheim PFA, Lease Revenue, Capital Appreciation, Public Improvements Project, Series C,
      FSA Insured,
        9/01/24 ...................................................................................     26,855,000        11,178,662
        9/01/26 ...................................................................................     29,430,000        11,007,409
        9/01/27 ...................................................................................     22,860,000         8,087,639
        9/01/28 ...................................................................................      8,425,000         2,817,320
        9/01/29 ...................................................................................      4,320,000         1,364,342
        9/01/32 ...................................................................................     13,665,000         3,656,891
        9/01/33 ...................................................................................     37,070,000         9,420,228
        3/01/37 ...................................................................................     16,080,000         3,441,120
    Anaheim Public Financing Authority Lease Revenue, Capital Appreciation,
      Public Improvement Projects, Series C, FSA Insured, 9/01/34 .................................     24,970,000         6,041,242
    Anaheim UHSD, GO, Capital Appreciation, Series A, FSA Insured, 8/01/26 ........................      8,570,000         3,185,383
    California Educational Facilities Authority Revenue,
        Loyola Marymount University, MBIA Insured, 10/01/32 .......................................      8,435,000         1,714,751
        Loyola Marymount University, MBIA Insured, 10/01/33 .......................................      8,435,000         1,607,795
        Loyola Marymount University, MBIA Insured, 10/01/34 .......................................      8,435,000         1,507,419
        Loyola Marymount University, MBIA Insured, 10/01/35 .......................................      8,435,000         1,413,284
        Loyola Marymount University, MBIA Insured, 10/01/36 .......................................      8,435,000         1,325,054
        Loyola Marymount University, MBIA Insured, 10/01/37 .......................................      8,435,000         1,242,391


42 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    California Educational Facilities Authority Revenue, (cont.)
        Loyola Marymount University, MBIA Insured, 10/01/38 .......................................   $  8,435,000   $     1,164,789
        Loyola Marymount University, MBIA Insured, 10/01/39 .......................................      8,435,000         1,092,079
        Loyola Marymount University, Refunding, MBIA Insured, 10/01/26 ............................      7,620,000         2,809,951
        Loyola Marymount University, Refunding, MBIA Insured, 10/01/27 ............................      7,365,000         2,567,660
        Loyola Marymount University, Refunding, MBIA Insured, 10/01/28 ............................      4,120,000         1,356,922
        Loyola Marymount University, Refunding, MBIA Insured, 10/01/30 ............................      5,685,000         1,671,106
        Loyola Marymount University, Refunding, MBIA Insured, 10/01/31 ............................      7,615,000         2,120,625
        Loyola Marymount University, Refunding, MBIA Insured, 10/01/32 ............................      7,615,000         2,002,973
        Santa Clara University, AMBAC Insured, 9/01/26 ............................................      5,800,000         2,147,276
    California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A,
      ETM, 10/01/11 ...............................................................................     13,970,000        10,981,398
    California HFAR, Home Mortgage,
        Capital Appreciation, Series A, 8/01/16 ...................................................        575,000           200,209
        Series N, AMBAC Insured, 8/01/31 ..........................................................      7,240,000         5,602,602
    California State GO,
        Principal Eagles II, Series 3, 3/01/09 ....................................................      7,500,000         6,648,525
        Principal Eagles II, Series 4, 6/01/06 ....................................................     10,000,000         9,816,800
        Principal Eagles II, Series 6, 3/01/09 ....................................................      5,000,000         4,432,350
        Principal M-Raes, Series 8, 4/01/09 .......................................................      9,000,000         7,954,740
    California Statewide CDA Revenue, COP, Insured Hospital, Triad Health Care,
      Refunding, ETM,
        8/01/09 ...................................................................................      6,450,000         5,665,874
        8/01/10 ...................................................................................      6,745,000         5,681,516
        8/01/11 ...................................................................................      3,115,000         2,510,503
    Campbell USD, Series B, FGIC Insured,
        8/01/20 ...................................................................................      5,000,000         2,555,450
        8/01/21 ...................................................................................      6,280,000         3,048,626
    Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, 11/01/15 ...................      6,810,000         4,538,388
    Contra Costa Home Mortgage Finance Authority HMR,
        Mandatory Sinking Fund 3/01/08, MBIA Insured, Pre-Refunded, 9/01/17 .......................      9,635,000         3,084,260
        Mandatory Sinking Fund 9/01/08, MBIA Insured, Pre-Refunded, 9/01/17 .......................      8,095,000         2,694,583
        Mandatory Sinking Fund 3/01/09, MBIA Insured, Pre-Refunded, 9/01/17 .......................      8,615,000         2,972,089
        Mandatory Sinking Fund 9/01/09, MBIA Insured, Pre-Refunded, 9/01/17 .......................      7,135,000         2,556,970
        Mandatory Sinking Fund 3/01/10, MBIA Insured, Pre-Refunded, 9/01/17 .......................      7,700,000         2,852,003
        Mandatory Sinking Fund 9/01/10, MBIA Insured, Pre-Refunded, 9/01/17 .......................      6,275,000         2,410,416
        MBIA Insured, Pre-Refunded, 9/01/17 .......................................................     10,770,000         3,189,105
    Contra Costa School Financing Authority Revenue, Capital Appreciation,
      Antioch USD Community, Series B, 9/01/07 ....................................................        280,000           253,058
    El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured,
        8/01/16 ...................................................................................      2,050,000         1,205,892
        8/01/22 ...................................................................................     11,485,000         4,720,680
        8/01/27 ...................................................................................     11,495,000         3,522,068
    Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured,
        12/01/19 ..................................................................................      2,775,000         1,383,254
        12/01/20 ..................................................................................      2,765,000         1,306,628
        12/01/21 ..................................................................................      4,195,000         1,864,636
        12/01/22 ..................................................................................      4,195,000         1,767,437
        12/01/23 ..................................................................................      4,195,000         1,660,549
        12/01/24 ..................................................................................      4,200,000         1,577,520


                                                          Semiannual Report | 43

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    Foothill De Anza Community College District GO,
        Capital Appreciation, MBIA Insured, 8/01/27 ...............................................   $  5,205,000   $     1,848,764
        MBIA Insured, 8/01/26 .....................................................................      5,290,000         1,986,342
    Foothill/Eastern Corridor Agency Toll Road Revenue,
        Capital Appreciation, Refunding, 1/15/25 ..................................................     57,000,000        18,526,140
        Capital Appreciation, Refunding, 1/15/30 ..................................................     98,460,000        24,082,331
        Capital Appreciation, Refunding, 1/15/31 ..................................................     14,635,000         3,360,781
        Capital Appreciation, Refunding, 1/15/34 ..................................................    100,000,000        19,082,000
        Capital Appreciation, Refunding, 1/15/36 ..................................................    182,160,000        30,763,181
        Capital Appreciation, Refunding, 1/15/38 ..................................................    160,560,000        24,034,226
        Capital Appreciation, Refunding, MBIA Insured, 1/15/21 ....................................     51,180,000        21,252,495
        Capital Appreciation, Refunding, MBIA Insured, 1/15/37 ....................................    170,615,000        27,136,316
        Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 ..........     49,500,000        43,040,745
        Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27 .........     80,835,000        69,159,193
        Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28 .........     80,500,000        68,872,580
        Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29 .........    112,230,000        96,019,499
        Capital Appreciation, senior lien, Series A, ETM, 1/01/22 .................................     30,835,000        15,136,593
        Capital Appreciation, senior lien, Series A, ETM, 1/01/23 .................................      5,765,000         2,685,914
        Capital Appreciation, senior lien, Series A, ETM, 1/01/24 .................................     72,045,000        31,769,684
        Capital Appreciation, senior lien, Series A, ETM, 1/01/28 .................................      2,000,000           716,440
        Convertible Capital Appreciation, Refunding, 1/15/26 ......................................     30,000,000        25,666,800
        Convertible Capital Appreciation, Refunding, 1/15/32 ......................................    100,000,000        21,565,000
        Convertible Capital Appreciation, Refunding, 1/15/33 ......................................    132,460,000        26,890,705
        Convertible Capital Appreciation, Refunding, 1/15/35 ......................................     20,000,000         3,594,400
        Convertible Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter,
          1/15/23 .................................................................................     10,000,000         8,599,600
        senior lien, Series A, ETM, 1/01/25 .......................................................     20,660,000         8,661,498
        senior lien, Series A, ETM, 1/01/26 .......................................................     23,475,000         9,332,486
        senior lien, Series A, ETM, 1/01/27 .......................................................     15,000,000         5,662,200
        senior lien, Series A, ETM, 1/01/29 .......................................................     35,310,000        11,941,842
    Glendale Community College District GO, FGIC Insured, 8/01/28 .................................     15,000,000         4,795,200
    Huntington Beach City and School District, Capital Appreciation, Election 2002, Series A,
      FGIC Insured, 8/01/28 .......................................................................     10,005,000         3,321,760
    Lodi Electric Systems Revenue COP, Capital Appreciation Bond, Series B, MBIA Insured,
      1/15/19 .....................................................................................      6,360,000         3,135,671
    Los Angeles Convention and Exhibition Center Authority COP, Series 1985, ETM,
      12/01/05 ....................................................................................     26,750,000        26,632,032
    Modesto High School District Stanislaus County GO, Capital Appreciation,
      Series A, FGIC Insured,
        8/01/21 ...................................................................................      9,660,000         4,689,447
        8/01/23 ...................................................................................     10,815,000         4,725,506
        5/01/27 ...................................................................................     12,770,000         4,541,778
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured,
        8/01/27 ...................................................................................      6,315,000         2,195,789
        8/01/28 ...................................................................................      6,625,000         2,175,253
    New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, 8/01/23                            14,700,000         5,892,054


44 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    Pasadena Special Tax CFD, No. 1 Civic Center West, Pre-Refunded, 12/01/17 .....................   $  4,090,000   $     1,831,257
    Perris SFMR, Series A, GNMA Secured, ETM, 6/01/23 .............................................     19,095,000         8,307,280
    Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM,
        8/15/16 ...................................................................................      8,605,000         5,455,656
        8/15/17 ...................................................................................     13,605,000         8,232,930
        8/15/18 ...................................................................................     13,605,000         7,842,058
    Rialto USD, GO, Series A, FGIC Insured, 6/01/19 ...............................................     13,985,000         7,585,884
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
      MBIA Insured,
        6/01/23 ...................................................................................     14,160,000         6,023,806
        6/01/24 ...................................................................................     13,005,000         5,232,822
    Riverside County Board of Education COP, Capital Appreciation Financing Projects,
      Series A, ETM, 11/01/05 .....................................................................        280,000           279,446
    Riverside County SFMR, Capital Appreciation Mortgage,
        Series A, GNMA Secured, ETM, 9/01/14 ......................................................     20,220,000        14,235,082
        Series A, GNMA Secured, ETM, 11/01/20 . ...................................................     25,055,000        12,421,267
        Series B, GNMA Secured, ETM, 6/01/23 ......................................................     26,160,000        11,380,908
    Rocklin USD, GO,
        Capital Appreciation, Series A, FGIC Insured, 9/01/08 .....................................      3,660,000         3,342,275
        Capital Appreciation, Series A, FGIC Insured, 9/01/09 .....................................      4,100,000         3,608,000
        Capital Appreciation, Series A, FGIC Insured, 9/01/10 .....................................      4,595,000         3,894,584
        Capital Appreciation, Series A, FGIC Insured, 9/01/11 .....................................      5,145,000         4,167,501
        Capital Appreciation, Series A, FGIC Insured, 9/01/12 .....................................      5,760,000         4,441,478
        Capital Appreciation, Series A, FGIC Insured, 9/01/16 .....................................     33,960,000        21,353,369
        Election of 2002, FGIC Insured, 8/01/25 ...................................................      8,160,000         3,199,128
        Election of 2002, FGIC Insured, 8/01/26 ...................................................      8,695,000         3,231,845
        Election of 2002, FGIC Insured, 8/01/27 ...................................................      9,080,000         3,190,984
        Election of 2002, FGIC Insured, 8/01/28 ...................................................     16,615,000         5,516,346
    Roseville City School District GO, Capital Appreciation, Series A,
        8/01/11 ...................................................................................      3,115,000         2,513,400
        8/01/17                                                                                         30,770,000        17,054,273
    Roseville Joint UHSD, Capital Appreciation, Series A,
        8/01/10 ...................................................................................      1,820,000         1,533,041
        8/01/11 ...................................................................................      1,965,000         1,585,500
        8/01/17 ...................................................................................     18,155,000        10,052,242
    San Diego USD, GO, Capital Appreciation Bond, Series A, FGIC Insured,
        7/01/21 ...................................................................................     12,160,000         5,925,568
        7/01/22 ...................................................................................      8,440,000         3,903,584
        7/01/23 ...................................................................................     11,120,000         4,877,677
    San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
      Capital Appreciation,
        7/01/06 ...................................................................................     11,320,000        11,079,337
        7/01/07 ...................................................................................      4,570,000         4,309,784
        7/01/08 ...................................................................................      7,785,000         7,100,231


                                                          Semiannual Report | 45

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    CALIFORNIA (CONT.)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07,
          5.60% thereafter, 1/15/16 ...............................................................   $ 19,500,000   $    17,782,440
        Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07,
          5.65% thereafter, 1/15/17 ...............................................................     17,000,000        15,474,250
        Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07,
          5.70% thereafter, 1/15/19 ...............................................................     57,000,000        51,762,840
        senior lien, ETM, 1/01/25 .................................................................      5,700,000         2,389,668
        senior lien, ETM, 1/01/28 .................................................................     33,545,000        12,016,490
        senior lien, ETM, 1/01/29 .................................................................     37,050,000        12,530,310
        senior lien, Refunding, Series A, 1/15/18 .................................................     60,000,000        54,415,800
        senior lien, Refunding, Series A, 1/15/20 .................................................     80,000,000        72,487,200
        senior lien, Refunding, Series A, 1/15/23 .................................................     80,000,000        71,388,000
        senior lien, Refunding, Series A, 1/15/24 .................................................     80,000,000        71,265,600
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
      Series A, 1/15/22 ...........................................................................     90,000,000        80,928,900
    San Jose USD, COP, Refunding, FSA Insured,
        1/01/27 ...................................................................................      7,105,000         2,567,676
        1/01/29 ...................................................................................      7,105,000         2,291,078
    San Juan USD, GO, Election of 1998, Series B, MBIA Insured,
        8/01/26 ...................................................................................     15,825,000         5,613,919
        8/01/27 ...................................................................................     18,605,000         6,538,355
        8/01/28 ...................................................................................     19,470,000         6,464,235
    San Mateo UHSD, GO, Capital Appreciation Election of 2000,
      Series B, FGIC Insured, 9/01/22 .............................................................      5,000,000         2,294,850
    Southern California Public Power Authority Power Project Revenue, Refunding,
      Series A, AMBAC Insured, ETM,
        7/01/11 ...................................................................................     12,000,000         9,761,520
        7/01/12 ...................................................................................     16,890,000        13,131,637
        7/01/13 ...................................................................................     16,000,000        11,875,040
    Stockton East Water District COP, 1990 Project, Series B, 4/01/16 .............................    103,885,000        61,948,703
    Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
      Series A, 10/01/28 ..........................................................................     17,855,000         5,440,954
    Thousand Oaks SFHMR, Capital Appreciation, Series A, GNMA Secured, 9/01/23 . ..................         16,000            51,840
                                                                                                                     ---------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $1,703,854,305) . .......................................                    1,867,223,713
                                                                                                                     ---------------
    TOTAL LONG TERM INVESTMENTS (COST $12,237,953,553) ............................................                   13,051,214,918
                                                                                                                     ---------------


46 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
(C) SHORT TERM INVESTMENTS 3.2%
    BONDS 3.2%
    CALIFORNIA 3.2%
    California State Department of Water Resources Power Supply Revenue,
        Series B-3, Daily VRDN and Put, 2.78%, 5/01/22 ............................................   $  3,700,000   $     3,700,000
        Series B-4, Daily VRDN and Put, 2.78%, 5/01/22 ............................................     11,410,000        11,410,000
        Series B-5, Daily VRDN and Put, 2.77%, 5/01/22 ............................................     26,850,000        26,850,000
        Series B-6, Daily VRDN and Put, 2.77%, 5/01/22 ............................................      5,950,000         5,950,000
        Series C-7, FSA Insured, Weekly VRDN and Put, 2.70%, 5/01/22 ..............................      2,925,000         2,925,000
    California State Economic Recovery GO, Series C-1, Daily VRDN and Put, 2.95%,
      7/01/23 .....................................................................................      3,855,000         3,855,000
    California State Economic Recovery Revenue,
        Series C-3, Daily VRDN and Put, 2.77%, 7/01/23 ............................................     23,725,000        23,725,000
        Series C-5, Daily VRDN and Put, 2.89%, 7/01/23 ............................................     21,485,000        21,485,000
        Series C-6, Weekly VRDN and Put, 2.78%, 7/01/23 ...........................................     71,850,000        71,850,000
        Series C-9, Daily VRDN and Put, 2.78%, 7/01/23 ............................................      2,500,000         2,500,000
    California State GO,
        Series A-2, Daily VRDN and Put, 2.78%, 5/01/33 ............................................     29,200,000        29,200,000
        Series A-3, Daily VRDN and Put, 2.77%, 5/01/33 ............................................     20,750,000        20,750,000
    Califonia State GO, Daily Kindergarten University, Refunding, Series A3,
      Daily VRDN and Put, 2.95%, 5/01/34 ..........................................................      1,700,000         1,700,000
    California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System,
      AMBAC Insured, Daily VRDN and Put, 2.85%, 8/15/27 ...........................................      3,600,000         3,600,000
    Infrastructure and Economic Development Bank Insured Revenue, Rand Corp., Series B,
      AMBAC Insured, Daily VRDN and Put, 2.75%, 4/01/42 ...........................................     14,000,000        14,000,000
    Irvine 1915 Act Special Assessment,
        AD No. 00-18, Series A, Daily VRDN and Put, 2.77%, 9/02/26 ................................      1,540,000         1,540,000
        AD No. 03-19, Series A, Daily VRDN and Put, 2.77%, 9/02/29 ................................      3,914,000         3,914,000
        AD No. 97-16, Daily VRDN and Put, 2.77%, 9/02/22 ..........................................      1,700,000         1,700,000
    Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 2.77%,
      8/01/16 .....................................................................................      3,800,000         3,800,000
    Irvine USD Special Tax, CFD No. 01-1, Daily VRDN and Put, 2.77%, 9/01/38 ......................        900,000           900,000
    Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
      Daily VRDN and Put, 2.77%, 7/01/35 ..........................................................     18,375,000        18,375,000
    Metropolitan Water District Southern California Waterworks Revenue,
        Refunding, Series B-1, Daily VRDN and Put, 2.77%, 7/01/35 .................................     42,050,000        42,050,000
        Refunding, Series B-3, Daily VRDN and Put, 2.65%, 7/01/35 .................................     21,200,000        21,200,000
        Series C-1, Daily VRDN and Put, 2.95%, 7/01/36 ............................................      7,050,000         7,050,000
        Series C-2, Daily VRDN and Put, 2.78%, 7/01/36 ............................................     47,000,000        47,000,000
    Murrieta Valley USD, COP, School Facility Bridge Funding Program, FSA Insured,
      Weekly VRDN and Put, 2.72%, 6/01/23 .........................................................      9,600,000         9,600,000
    Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
        Series B, Weekly VRDN and Put, 2.75%, 10/01/26 ............................................      2,000,000         2,000,000
        Series C, Daily VRDN and Put, 2.75%, 10/01/26 .............................................      2,600,000         2,600,000


                                                          Semiannual Report | 47

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    CALIFORNIA (CONT.)
    Orange County Housing Authority Apartment Development Revenue, Oasis
      Martinique, Refunding, Series I, FNMA Insured, Weekly VRDN and Put, 2.68%, 6/15/28 ........    $  2,800,000   $     2,800,000
    Orange County Sanitation Districts COP,
        Nos. 1-3 5-7 and 11, Refunding, AMBAC Insured, Daily VRDN and Put, 2.77%, 8/01/16 .......         350,000           350,000
        Refunding, Series A, Daily VRDN and Put, 2.77%, 8/01/29 .................................      10,480,000        10,480,000
        Refunding, Series B, Daily VRDN and Put, 2.77%, 8/01/30 .................................      19,135,000        19,135,000
                                                                                                                    ----------------
    TOTAL SHORT TERM INVESTMENTS (COST $437,994,000) ............................................                       437,994,000
                                                                                                                    ----------------
    TOTAL INVESTMENTS (COST $12,675,947,553) 100.3% .............................................                    13,489,208,918
    OTHER ASSETS, LESS LIABILITIES (0.3)% . .....................................................                       (44,580,571)
                                                                                                                    ----------------
    NET ASSETS 100.0% ...........................................................................                   $13,444,628,347
                                                                                                                    ================

See Selected Portfolio Abbreviations on next page.

(a)  See Note 1 regarding securities purchased on a delayed delivery basis.

(b)  See Note 7 regarding defaulted securities.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


48 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SELECTED PORTFOLIO ABBREVIATIONS:

1915 ACT     Improvement Bond Act of 1915
ABAG         The Association of Bay Area Governments
AD           Assessment District
AMBAC        American Municipal Bond Assurance Corp.
BART         Bay Area Rapid Transit
CDA          Community Development Authority/Agency
CFD          Community Facilities District
CHFCLP       California Health Facilities Construction Loan Program
COP          Certificate of Participation
CRDA         Community Redevelopment Authority/Agency
CSAC         County Supervisors Association of California
ETM          Escrow to Maturity
FGIC         Financial Guaranty Insurance Co.
FHA          Federal Housing Authority/Agency
FNMA         Federal National Mortgage Association
FSA          Financial Security Assurance Inc.
GNMA         Government National Mortgage Association
GO           General Obligation
HFA          Housing Finance Authority/Agency
HFAR         Housing Finance Authority/Agency Revenue
HMR          Home Mortgage Revenue
ID           Improvement District
IDR          Industrial Development Revenue
MBIA         Municipal Bond Investors Assurance Corp.
MBS          Mortgage-Backed Securities
MFHR         Multi-Family Housing Revenue
MFR          Multi-Family Revenue
MTA          Metropolitan Transit Authority
MUD          Municipal Utility District
PBA          Public Building Authority
PCFA         Pollution Control Financing Authority
PCR          Pollution Control Revenue
PFA          Public Financing Authority
PFAR         Public Financing Authority Revenue
RDA          Redevelopment Agency/Authority
RDAR         Redevelopment Agency Revenue
RMR          Residential Mortgage Revenue
SFHMR        Single Family Home Mortgage Revenue
SFM          Single Family Mortgage
SFMR         Single Family Mortgage Revenue
UHSD         Unified/Union High School District
USD          Unified/Union School District
XLCA         XL Capital Assurance


                     Semiannual Report | See notes to financial statements. | 49

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

Assets:
 Investments in securities:
  Cost ......................................................   $12,675,947,553
                                                                ===============
  Value .....................................................    13,489,208,918
 Cash .......................................................            38,841
 Receivables:
  Capital shares sold .......................................        16,626,497
  Interest ..................................................       148,946,432
                                                                ---------------
      Total assets ..........................................    13,654,820,688
                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased ...........................       189,200,211
  Capital shares redeemed ...................................        12,426,976
  Affiliates ................................................         8,049,677
 Accrued expenses and other liabilities .....................           515,477
                                                                ---------------
      Total liabilities .....................................       210,192,341
                                                                ---------------
        Net assets, at value ................................   $13,444,628,347
                                                                ---------------
Net assets consist of:
 Paid-in capital ............................................   $12,583,847,526
 Undistributed net investment income ........................        35,027,222
 Net unrealized appreciation (depreciation) .................       813,261,365
 Accumulated net realized gain (loss) .......................        12,492,234
                                                                ---------------
        Net assets, at value ................................   $13,444,628,347
                                                                ===============


50 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2005 (unaudited)

CLASS A:
 Net assets, at value ...........................................................     $12,519,799,376
                                                                                      ===============
 Shares outstanding .............................................................       1,705,408,804
                                                                                      ===============
 Net asset value per share(a) ...................................................     $          7.34
                                                                                      ===============
 Maximum offering price per share (net asset value per share / 95.75%) ..........     $          7.67
                                                                                      ===============
CLASS B:
 Net assets, at value ...........................................................     $   348,633,853
                                                                                      ===============
 Shares outstanding .............................................................          47,537,942
                                                                                      ===============
 Net asset value and maximum offering price per share(a) ........................     $          7.33
                                                                                      ===============
CLASS C:
 Net assets, at value ...........................................................     $   524,977,189
                                                                                      ===============
 Shares outstanding .............................................................          71,603,211
                                                                                      ===============
 Net asset value and maximum offering price per share(a) ........................     $          7.33
                                                                                      ===============
ADVISOR CLASS:
 Net assets, at value ...........................................................     $    51,217,929
                                                                                      ===============
 Shares outstanding .............................................................           6,983,760
                                                                                      ===============
 Net asset value and maximum offering price per share(a) ........................     $          7.33
                                                                                      ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 51

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF OPERATIONS
for the six months ended September 30, 2005 (unaudited)

Investment income:
 Interest .......................................................................   $ 343,053,948
                                                                                    -------------
Expenses:
 Management fees (Note 3a) ......................................................      30,089,770
 Distribution fees (Note 3c)
  Class A .......................................................................       5,292,317
  Class B .......................................................................       1,157,665
  Class C .......................................................................       1,665,114
 Transfer agent fees (Note 3e) ..................................................       2,007,072
 Custodian fees .................................................................         100,234
 Reports to shareholders ........................................................         110,616
 Registration and filing fees ...................................................          39,436
 Professional fees ..............................................................          66,826
 Directors' fees and expenses ...................................................          83,913
 Other ..........................................................................         326,862
                                                                                    -------------
      Total expenses ............................................................      40,939,825
                                                                                    -------------
        Net investment income ...................................................     302,114,123
                                                                                    -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ......................................      12,730,844
 Net change in unrealized appreciation (depreciation) on investments ............     120,755,559
                                                                                    -------------
Net realized and unrealized gain (loss) .........................................     133,486,403
                                                                                    -------------
Net increase (decrease) in net assets resulting from operations .................   $ 435,600,526
                                                                                    =============


52 | See notes to financial statements. | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          ------------------------------------------
                                                                                           SIX MONTHS ENDED
                                                                                          SEPTEMBER 30, 2005          YEAR ENDED
                                                                                             (UNAUDITED)            MARCH 31, 2005
                                                                                          ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................      $      302,114,123       $    619,860,139
  Net realized gain (loss) from investments ........................................              12,730,844             13,464,279
  Net change in unrealized appreciation (depreciation) on investments ..............             120,755,559           (118,608,545)
                                                                                          ------------------------------------------
      Net increase (decrease) in net assets resulting from operations ..............             435,600,526            514,715,873
                                                                                          ------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................................................            (283,791,624)          (574,193,662)
   Class B .........................................................................              (7,149,439)           (15,193,859)
   Class C .........................................................................             (10,146,707)           (20,376,179)
   Advisor Class ...................................................................              (1,030,964)            (1,469,553)
  Net realized gains:
   Class A .........................................................................              (4,050,693)            (9,132,884)
   Class B .........................................................................                (116,882)              (271,805)
   Class C .........................................................................                (164,516)              (364,970)
   Advisor Class ...................................................................                 (14,279)               (30,663)
                                                                                          ------------------------------------------

Total distributions to shareholders ...............................................             (306,465,104)          (621,033,575)
                                                                                          ------------------------------------------
 Capital share transactions: (Note 2)
   Class A .........................................................................             128,745,733           (415,250,515)
   Class B .........................................................................             (13,764,834)           (32,523,206)
   Class C .........................................................................              25,944,989            (24,790,905)
   Advisor Class ...................................................................               8,449,892             27,782,649
                                                                                          ------------------------------------------
 Total capital share transactions ..................................................             149,375,780           (444,781,977)
                                                                                          ------------------------------------------
 Redemption fees ...................................................................                  15,779                 16,910
                                                                                          ------------------------------------------
      Net decrease in net assets ...................................................             278,526,981           (551,082,769)
Net assets:
 Beginning of period ...............................................................          13,166,101,366         13,717,184,135
                                                                                          ------------------------------------------
 End of period .....................................................................      $   13,444,628,347       $ 13,166,101,366
                                                                                          ==========================================
Undistributed net investment income included in net assets:
 End of period .....................................................................      $       35,027,222       $     35,031,833
                                                                                          ==========================================


                     Semiannual Report | See notes to financial statements. | 53

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B.    SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C.    INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


54 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 55

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2005, there were five billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                  YEAR ENDED
                                        SEPTEMBER 30, 2005               MARCH 31, 2005
------------------------------------------------------------------------------------------------
                                      SHARES         AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------
CLASS A SHARES:
   Shares sold .................    71,730,710   $ 527,873,407    106,655,270   $   766,441,656
   Shares issued in reinvestment
     of distributions ..........    21,351,380     156,868,578     43,771,123       314,262,732
   Shares redeemed .............   (75,587,540)   (555,996,252)  (209,026,835)   (1,495,954,903)
                                   -------------------------------------------------------------
   Net increase (decrease) .....    17,494,550   $ 128,745,733    (58,600,442)  $  (415,250,515)
                                   =============================================================
CLASS B SHARES:
   Shares sold .................       194,699   $   1,429,973      2,207,301   $    15,831,757
   Shares issued in reinvestment
     of distributions ..........       662,629       4,865,846      1,437,360        10,311,090
   Shares redeemed .............    (2,730,118)    (20,060,653)    (8,209,774)      (58,666,053)
                                   -------------------------------------------------------------
   Net increase (decrease) .....    (1,872,790)  $ (13,764,834)    (4,565,113)  $   (32,523,206)
                                   =============================================================
CLASS C SHARES:
   Shares sold .................     7,777,751   $  57,187,831     10,795,707   $    77,710,549
   Shares issued in reinvestment
     of distributions ..........       897,345       6,585,501      1,850,161        13,266,511
   Shares redeemed .............    (5,148,006)    (37,828,343)   (16,181,993)     (115,767,965)
                                   -------------------------------------------------------------
   Net increase (decrease) .....     3,527,090   $  25,944,989     (3,536,125)  $   (24,790,905)
                                   =============================================================
ADVISOR CLASS SHARES:
   Shares sold .................     1,434,853   $  10,567,340      4,603,907   $    32,788,641
   Shares issued in reinvestment
     of distributions ..........        31,597         231,991         62,106           445,412
   Shares redeemed .............      (319,243)     (2,349,439)      (757,009)       (5,451,404)
                                   -------------------------------------------------------------
   Net increase (decrease) .....     1,147,207   $   8,449,892      3,909,004   $    27,782,649
                                   =============================================================


56 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
  Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Disributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   0.65%
Class C ................................................................   0.65%


                                                          Semiannual Report | 57

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received(a) .....................................   $1,351,790
Contingent deferred sales charges retained ........................   $  278,278

(a) Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,007,072, of which $1,376,213 was retained by Investor Services.

4. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

At September 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments                                             $12,662,869,047
                                                                ================

Unrealized appreciation .....................................   $   875,595,709
Unrealized depreciation .....................................       (49,255,838)
                                                                ----------------
Net unrealized appreciation (depreciation) ..................   $   826,339,871
                                                                ================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2005, aggregated $779,765,062 and $663,945,853, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.


58 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

7. DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2005, the value of these securities was $30,476,685, representing 0.23% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 59

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

8. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


60 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held July 14, 2005, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses of the Fund discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the


                                                          Semiannual Report | 61

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended May 31, 2005, as well as the previous ten years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund's income return for the one-year period, as well as for each of the previous three-, five- and ten-year periods on an annualized basis, was in the highest quintile of its performance universe. The Lipper report also showed the Fund's total return for the one-year period was in the highest quintile of the performance universe, and on an annualized basis was also in the highest quintile for the previous three-year period, and was in the second highest quintile of such universe for the previous five- and ten-year periods. The Board expressed its satisfaction with such performance.


62 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund's effective management fee rate to be below the median of its Lipper expense group and its actual total expenses to be in the lowest quintile of such expense group including 12b-1 fees, and in the second loweset quintile where expenses were computed on a basis that excluded 12b-1 fees. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and


                                                          Semiannual Report | 63

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment advisory contract provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $9.75 billion of net assets; 0.44% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund's net assets were approximately $13.5 billion at June 30, 2005, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


64 | Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 65

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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free IncomeFund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

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       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                         One Franklin Parkway
      INVESTMENTS                                San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 S2005 11/05


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 21, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   November 21, 2005